UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __ )

Filed by the Registrant ☑
Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Deep Well Oil & Gas, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

DEEP WELL OIL & GAS, INC.

Suite 700, 10150 – 100 Street NW, Edmonton, Alberta T5J 0P6, Canada

Telephone: (780) 409-8144, Fax: (780) 409-8146

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To our Shareholders:

NOTICE IS HEREBY GIVEN THAT THE ANNUAL GENERAL MEETING OF THE SHAREHOLDERS (the “Annual Meeting”) of Deep Well Oil & Gas, Inc. (the “Company”), a Nevada corporation, is to be held on Tuesday, September 29, 2015 at 2:00 p.m., Mountain Time (“MT”), at the Westin Hotel, in the Leduc Room located at 10135 - 100 Street NW, Edmonton, Alberta, T5J 0N7, Canada, for the following purposes:

1.	To receive the audited consolidated financial statements of the Company for the year ended September 30, 2014, together with the report of the independent auditors;

2.	To re-elect the following eight directors to serve as the Company’s Board of Directors until the next meeting of shareholders:

Mr. Said Arrata	Mr. David Roff
Mr. Satya Brata Das	Dr. Horst A. Schmid
Mr. Pascal Nodé-Langlois	Mr. Curtis James Sparrow
Mr. Colin P. Outtrim	Mr. Malik Youyou

3.	To ratify the appointment of Sadler, Gibb & Associates, LLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2015; and

4.	To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record at the close of business on August 7, 2015 are entitled to notice of and to vote at this Annual Meeting. Details regarding admission to the Annual Meeting, voting your shares and the business to be conducted are more fully described in the accompanying Proxy Statement. Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. To assure your representation at the Annual Meeting, you are urged to access the proxy materials and vote via the Internet in accordance with the Notice you will receive, or if you request paper copies of the proxy materials by mail, sign, date and promptly return the proxy card. To ensure that all your shares are voted, please vote once for each Notice or proxy card you receive.

We will be using the Securities and Exchange Commission’s Notice and Access model (“Notice and Access”), which allows us to deliver proxy materials via the Internet, as the primary means of furnishing proxy materials. We believe Notice and Access provides shareholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about August 13, 2015, we will mail to shareholders a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access our proxy statement and our Annual Report on Form 10-K for the fiscal year ended September 30, 2014, online and how to vote via the Internet. The Notice also contains instructions on how to receive a paper copy of the proxy materials.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING TO BE HELD ON SEPTEMBER 29, 2015:

Notice of Meeting, Proxy Statement, Annual Report on Form 10-K and Proxy Card are available free of charge from the Company’s transfer agent’s website at www.mtrco.com or the direct URL at www.mtrcoproxy.com/deepwell or our website at www.deepwelloil.com

Thank you for your ongoing support of and continued interest in Deep Well Oil & Gas, Inc.

BY ORDER OF THE BOARD OF DIRECTORS

Sincerely,

DEEP WELL OIL & GAS, INC.

/s/ Horst A. Schmid
Dr. Horst A. Schmid	Edmonton, Alberta, Canada
Chairman of the Board	August 13, 2015

TABLE OF CONTENTS

PROXY STATEMENT

DATE, TIME, PLACE OF MEETING AND MAILING DATE	1

RECORD DATE AND VOTING SECURITIES	2

QUORUM AND VOTING	2

ADMISSION INTO ANNUAL GENERAL MEETING	3

REVOCABILITY OF PROXY	3

ADJOURNMENTS	3

ACTIONS TO BE TAKEN UNDER PROXY	4

RECOMMEDATIONS OF THE BOARD	4

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	4

RECENT SALES OF UNREGISTERED SECURITIES	4

OWNERSHIP OF COMMON STOCK	5

CORPORATE GOVERNANCE	8

DIRECTOR COMPENSATION	11

RELATED PARTY TRANSACTIONS	12

EXECUTIVE OFFICERS	13

EXECUTIVE COMPENSATION	14

CHANGES IN CONTROL	17

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	17

PROPOSAL NO. 1 - ELECTION OF DIRECTORS	18

AUDIT COMMITTEE REPORT	21

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE	22

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FEES	22

PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL ENDED YEAR SEPTEMBER 30, 2015	24

SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS	25

OTHER INFORMATION	25

QUESTIONS AND ANSWERS	26

PROXY CARD	29

APPENDIX A – COMPANY NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS	30

APPENDIX B – BROADRIDGE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS	32

Deep Well Oil & Gas, Inc.

Suite 700, 10150 – 100 Street NW, Edmonton, Alberta T5J 0P6, Canada

Telephone: (780) 409-8144, Fax: (780) 409-8146

Proxy Statement

The enclosed proxy is solicited on behalf of Deep Well Oil & Gas, Inc., a Nevada corporation, by its Board of Directors (the “Board”) for use at its 2015 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, September 29, 2015 at 2:00 p.m., Mountain Time, or at any adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice. The Annual Meeting will be held at the Westin Hotel, in the Leduc Room located at 10135 - 100 Street NW, Edmonton, Alberta, T5J 0N7, Canada. For shareholders who plan to attend the Annual Meeting directions may be obtained by calling 780-409-8144,.

We have elected to provide access to this year’s proxy materials primarily over the Internet under the Securities and Exchange Commission’s Notice and Access model (“Notice and Access”). On or about August 13, 2015, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our shareholders entitled to notice of and to vote at the Annual Meeting. This Notice contained instructions on how to access this Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended September 30, 2014 (“Annual Report”) and how to vote via the Internet. The Notice also included instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report both are available online using the Company’s transfer agent’s website at www.mtrcoproxy.com/deepwell, or our website at www.deepwelloil.com or www.DWOG.com.

Shareholders who owned Deep Well Oil & Gas, Inc. common stock at the close of business on August 7, 2015 (the “Record Date”) are entitled to; receive notice of, attend, and vote at the Annual Meeting. On the Record Date, there were 229,374,605 shares of common stock outstanding and approximately 101 shareholders of record according to information provided by our transfer agent and we estimate that investment dealers and other nominees are the record holders for approximately 2,200 beneficial holders of our common stock.

We will provide, without charge, a copy of our Annual Report on Form 10-K to each shareholder of record as of the Record Date that requests according to the instructions included in the Notice. Any exhibits listed in the Annual Report on Form 10-K also will be furnished upon request at the actual expense we incur in furnishing such exhibit.

References to the “Company,” “Deep Well,” “our,” “us” or “we” mean Deep Well Oil & Gas, Inc., a Nevada Corporation and its subsidiaries.

DATE, TIME, PLACE OF MEETING AND MAILING DATE

The Board of Directors (the “Board”) of Deep Well Oil & Gas, Inc. (the “Company”) is soliciting proxies for use at the Annual General Meeting of Shareholders of the Company (the “Annual Meeting”) to be held on Tuesday, September 29, 2015 at 2:00 p.m. Mountain Time (“MT”), at the Westin Hotel, Leduc Room, located at 10135 – 100 Street NW, Edmonton, Alberta, T5J 0N7, Canada, and at any adjournment or postponement of the Annual Meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

We have elected to provide access to this year’s proxy materials primarily over the Internet under the Securities and Exchange Commission’s “notice and access” rules. On or about August 13, 2015, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to the holders of the Company’s common stock of record as of August 7, 2015 (the “Record Date”). This Notice contained instructions on how to access this Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended September 30, 2014, and how to vote via the Internet. The Notice also included instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report on Form 10-K both are available online using the Company’s transfer agent’s website at www.mtrcoproxy.com/deepwell, or our website at www.deepwelloil.com or www.DWOG.com.

The Company’s principal executive office is located at Suite 700, 10150 - 100 Street, Edmonton, Alberta, Canada T5J 0P6, telephone number (780) 409-8144, and fax number (780) 409-8146. The Company’s website is www.deepwelloil.com or www.DWOG.com.

1

RECORD DATE AND VOTING SECURITIES

The Board has fixed the close of business on August 7, 2015 as the record date for determining the holders of common stock of the Company entitled to notice of and to vote, either in person or by proxy, at the Annual Meeting (the “Record Date”). The shares of common stock are the only shares of capital stock entitled to vote at the Annual Meeting. The Company had 229,374,605 shares of common stock issued and outstanding, as of the Record Date and approximately 101 shareholders of record according to information provided by our transfer agent and we estimate that investment dealers and other nominees are the record holders for approximately 2,200 beneficial holders of our common stock.

QUORUM AND VOTING

In accordance with the rules and regulations adopted by the United States Securities and Exchange Commission (the “SEC”), instead of mailing a paper copy of its Proxy Materials to each Shareholder, the Company is furnishing Proxy Materials (Notice of Meeting, Proxy Statement, Annual Report on Form 10-K and Proxy Card) to its shareholders on the Internet. You will receive only a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail from either Manhattan Transfer Registrar Company (our transfer agent), or Broadridge (proxy vote processing Company). Please note that you will not receive a paper copy of the Proxy Materials unless you request a copy from the Company. Instead, the Notice from our transfer agent or Broadridge will instruct you on how you may access and review the Proxy Materials over the Internet. The Notice will also instruct you as to how you may submit your proxy over the Internet. If you would like to receive a paper or e-mail copy of the Company’s Proxy Materials, you should follow the instructions for requesting a copy in the Notice you received.

If you are a Registered Shareholder (A Shareholder of Record - Shares registered in your name with our transfer agent) as of the Record Date, you have the right to vote in person at the Annual Meeting. Registered Shareholders will receive their Notice and proxy by mail directly from Manhattan Transfer Registrar Company, our transfer agent.

If you are a Street Shareholder (a shareholder who holds their shares in a brokerage account) as of the Record Date, you are also invited to attend the Annual Meeting. Since a Street Shareholder is not the Registered Shareholder, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker or bank that holds your shares, giving you the right to vote the shares at the Annual Meeting. Street Shareholders will receive their Notice with voting instructions either by mail or electronically from Broadridge or from the Street Shareholders Broker or Banker and can vote their shares through the instructions on the Notice they receive.

Under our by-laws, a majority of the issued and outstanding shares of our common stock as of the Record Date, present in person or represented by proxy, constitutes a quorum at the Annual Meeting. If you vote by returning your proxy card or voting over the Internet, you will be considered part of the quorum. The inspector of elections will treat shares represented by a properly executed proxy as present at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum. A broker non-vote occurs when a nominee holding shares for a Street Shareholder submits a proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power for that item and has not received instructions from the Street Shareholder.

On all matters submitted to a vote of the shareholders at the Annual Meeting or any adjournment thereof, each Shareholder will be entitled to one vote for each share of common stock owned of record by such Shareholder at the close of business on August 7, 2015.

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. A properly executed proxy marked “WITHHELD from all nominees” with respect to the election of directors will not be voted with respect to electing any of the directors, although it will be counted for the purpose of determining whether there is a quorum. A properly executed proxy marked “FOR, except vote withheld from the following nominee(s)” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purpose of determining whether there is a quorum. Any executed proxy upon which no instructions have been indicated will be voted FOR election of the director nominees. Abstentions and broker non-votes will have no effect on the election of nominees to the Board, but will be counted for the purpose of determining quorum.

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required to ratify the appointment of Sadler, Gibb & Associates, LLC (“Sadler Gibb”) to serve as our independent registered public accounting firm for the year ending September 30, 2015. Any executed proxy upon which no instructions have been indicated will be voted FOR the ratification of Sadler Gibb to serve as our independent registered public accounting firm for the year ending September 30, 2015. Abstentions and broker non-votes will have no effect on the ratification of the appointment of Sadler Gibb, but will be counted for the purpose of determining quorum.

The affirmative vote of the holders of a majority of the outstanding shares of common stock, which are present in person or represented by proxy, shall decide all other questions properly brought before the Annual Meeting.

If any other matters are properly presented at the Annual Meeting for consideration, the individuals named, as proxies and acting thereunder, will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. At the date this Proxy Statement went to press, we did not know of any matters, other than the two proposals disclosed in this Proxy Statement, to be presented at the Annual Meeting.

2

ADMISSION INTO ANNUAL MEETING

You are entitled to attend the Annual Meeting only if you were a Shareholder (Registered Shareholder or Street Shareholder) as of the Record Date (August 7, 2015) or you hold a valid proxy for the Annual Meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present government issued photo identification for admittance.

If you do not provide photo identification or comply with the other procedures outlined elsewhere in this Proxy Statement, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly at 2:00 p.m. MT. Check-in will begin at 1:00 p.m. MT, and you should allow ample time for the check-in procedures.

REVOCABILITY OF PROXY

A proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. A Shareholder may revoke any proxy that is not irrevocable by attending the Annual Meeting and voting in person or by delivering to our Corporate Secretary a revocation of the proxy or by delivering a new properly executed proxy bearing a later date.

Any Shareholder giving a proxy has the power to revoke it at any time before the proxy is voted. Proxies may be revoked by (i) filing with our Corporate Secretary a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequently dated proxy relating to the same shares of common stock or (iii) delivering it to our Corporate Secretary before 1:00 p.m. MT on September 28, 2015, or by attending the Annual Meeting in person and voting such shares during the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy. Any subsequently dated proxy or written notice revoking a proxy should be sent to our Corporate Secretary, at our principal executive office.

If you revoke your proxy in writing, you must indicate the certificate number and the number of shares to which such revocation relates and the aggregate number of shares represented by such certificate(s). The written notification revoking your proxy or a later-dated signed proxy card changing your vote must arrive before the Annual Meeting takes place in order to be acknowledged and reflected in the vote, otherwise it will not be considered.

If you are a Street Shareholder of the Company’s common stock and you instructed a broker or other nominee to vote your shares, you must follow your broker’s directions for changing those instructions.

If an adjournment occurs, it will have no effect on the ability of shareholders as of the Record Date to exercise their voting rights or to revoke any previously delivered proxies. The Company does not expect to adjourn the Annual Meeting for a period of time long enough to require the setting of a new Record Date for such meeting.

ADJOURNMENTS

Although it is not expected, the Annual Meeting may be adjourned in the absence of a quorum to reconvene at the same venue or some other place as determined by the Company. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted at the meeting as originally called. If, however, the adjournment is for more than 30 days, or if after the adjournment a new Record Date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Shareholder of record entitled to vote at the original Annual Meeting.

If a majority in interest of the Company’s shareholders is not present at a meeting duly called and noticed, and such meeting is adjourned to another time, place or both by the shareholders present at such meeting, as further set forth below, so long as notice (including the time and place) of the adjourned meeting is provided in accordance with Section 2.5 of our by-laws, the quorum for such adjourned meeting shall be 25% of the voting power of the Company’s shareholders (including 25% of the voting power of any class or series if the separate vote by such class or series is required on a matter to be brought before the meeting). When a quorum is present to organize a meeting of shareholders and for purposes of voting on any matter, the quorum for such meeting or matter is not broken by the subsequent withdrawal of any shareholders. In the absence of a quorum, the holders of a majority in voting power of the shares of stock present in person or represented by proxy at any meeting of shareholders, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. Shares of its own stock belonging to the Company or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Company, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Company to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

3

ACTIONS TO BE TAKEN UNDER PROXY

At the Annual Meeting, you will be asked to consider and vote on the following:

1.	To re-elect eight directors to serve as the Company’s Board until the next Annual Meeting of Shareholders;

2.	To ratify the appointment of Sadler, Gibb & Associates, LLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2015; and

3.	To transact such other business as may properly come before the Annual Meeting.

At present, we know of no other matters to be presented for shareholder action at the Annual Meeting. If, however, other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on any such matters.

RECOMMENDATIONS OF THE BOARD

Unless a Shareholder gives other instructions on the proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board. The Board recommends a vote FOR proposals 1 and 2 above.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the persons who have served as our officers or directors since the beginning of our last fiscal year, or any associates of such persons, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons, have any substantial interest, direct or indirect, in the matters to be acted upon at the Annual Meeting other than the election of directors and the interests held by such persons through their respective beneficial ownership of the shares of our common stock set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” None of our directors are opposed to any of the matters to be acted upon as set forth in this Proxy Statement.

RECENT SALES OF UNREGISTERED SECURITIES

On July 10, 2013, pursuant to a subscription agreement, the Company closed a private placement with Portwest Investments Ltd., a Company 100% owned by Dr. Horst A. Schmid for providing past services to the Company as President and Chief Executive Officer, of an aggregate of 850,000 units at a price of $0.05 per unit, for total gross proceeds of $42,500. Each unit is comprised of one common share and one common share purchase warrant. Each warrant entitles the holder to purchase one common share at a price of $0.075 for a period of three years from the closing date, provided that if the closing price of the common shares of the Company on the principal market on which our shares trade is equal to or exceeds $1.00 for thirty consecutive trading days, the warrant term shall automatically accelerate to the date which is thirty calendar days following the date that written notice has been given to the warrant holder. No commission or finder’s fees were payable in connection with this private placement. The units were issued pursuant to “Regulation S” under the Securities Act of 1933, as amended. The warrants expire on July 10, 2018 unless expiration is automatically accelerated.

On July 31, 2013, pursuant to a subscription agreement, the Company closed a private placement to one investor, MP West Canada SAS, of an aggregate of 45,111,778 common shares for total gross proceeds of $22,000,000. As per the private placement the common shares will be issued to the investor on or before November 30, 2013. The Company issued a treasury direction letter to our transfer agent to release the common shares to the investor on September 24, 2013. No commission or finder’s fees were payable in connection with this private placement. The common shares were issued pursuant to “Regulation S” under the Securities Act of 1933, as amended.

Between August 12 and August 15, 2013, six directors (Mr. Said Arrata, Mr. Satya Brata Das, Mr. David Roff, Dr. Horst A. Schmid, Mr. Curtis James Sparrow and Mr. Malik Youyou) and two consultants of the Company (Portwest Investments Ltd. and Concorde Consulting) acquired a combined total of 3,768,096 shares of common stock of the Company, upon exercising stock options and warrants, at exercise prices ranging from $0.05 to $0.14 per common share for total combined gross proceeds to the Company of $372,000. The common shares were issued pursuant to “Section 4(2)” of the Securities Act of 1933, as amended.

On October 3, 2014, a warrant holder of the Company acquired 47,618 shares of common stock of the Company, upon exercising warrants, at an exercise price of $0.105 per share of common stock for gross proceeds to the Company of $4,999.90.

4

OWNERSHIP OF COMMON STOCK

Security Ownership of Certain Beneficial Owners

The following table sets forth the number and percentage of the beneficial ownership of shares of the Company’s outstanding common stock as of June 30, 2015 by each person or group known by us to be the beneficial owner of more than 5%.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS As of July 31, 2015
Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1) (2)	Percentage of Class
Common	Malik Youyou Director and Vice Chairman Sadovnicheskeya nab 69 Moscow 115035, Russia	166,650,247(3)	59.15%
Common	MP West Canada SAS Beneficial Owner of 5% or more 51, Rue D’Anjou Paris, 75008, France	45,111,778(4)	19.67%

(1)	Under the rules of the SEC, a person or entity beneficially owns stock of a company if such person or entity, either directly or indirectly has, or shares the power to, vote or direct the voting, or the power to dispose or direct the disposition of such stock, whether through any contract, arrangement, understanding, relationship or otherwise. A person or entity is also deemed to be the beneficial owner of stock if such person or entity has the right to acquire either of such powers at any time within 60 days through the exercise of any option, warrant, right or conversion privilege or pursuant to the power to revoke a trust, a discretionary account or similar arrangement or pursuant to the automatic termination of a trust, discretionary account or similar arrangement.
(2)	Based on 229,374,605 of the Company’s common shares issued and outstanding on June 30, 2015. For calculating the percentage of beneficial ownership separately for each person, his or her options, warrants or both that can be acquired within 60 days are included in both the numerator and the denominator.
(3)	Mr. Malik Youyou has served the Company as director since August 20, 2008 and Vice Chairman since January 1, 2014. As of June 30, 2015, Mr. Youyou beneficially owns 166,650,247 shares of the Company’s common stock, of which 106,458,739 shares are held directly and 7,847,352 shares are held indirectly by Westline Enterprises Limited, a corporation 100% owned by Mr. Youyou. Mr. Youyou also presently holds directly exercisable warrants to acquire 51,844,156 shares of the Company’s common stock and options to acquire 500,000 shares of the Company’s common stock. Assuming the issuance of 52,344,156 shares of the Company’s common stock, pursuant to the exercise of Mr. Youyou’s presently exercisable warrants and options, Mr. Youyou would beneficially own 59.15% of the Company’s outstanding common stock. As of July 31, 2015, Mr. Youyou had not exercised any of these currently outstanding warrants or options and without the exercise of Mr. Youyou’s outstanding warrants and options, Mr. Youyou has a 49.83% ownership of the Company’s issued and outstanding common stock
(4)	Based solely on the Company’s statement of security holder listing report received from our transfer agent on July 31, 2015, MP West Canada SAS owns 45,111,778 shares of the Company’s common stock and based on this report MP West Canada SAS owns 19.67% of the Company’s issued and outstanding common stock as of that date.

5

Security Ownership of Directors and Management

The following table sets forth the number and percentage of the beneficial ownership of common shares of the Company’s issued and outstanding common stock as of July 31, 2015 held by each director and director nominee, each of the executive officers as named in the Summary Compensation Table below (the “Named Executive Officer”) and all of the Company’s directors and executive officers as a group. Each director and executive officer has sole voting and investment power with respect to the shares beneficially owned or potentially to be beneficially owned by him if he was to exercise all of his warrants and options.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT As of July 31, 2015
Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1) (2) (11)	Percentage of Class
Common	Dr. Horst A. Schmid (†) Director and Chairman of the Board, President and Chief Executive Officer Suite 700, 10150 - 100 Street NW Edmonton, Alberta T5J 0P6 Canada	6,350,000	2.73% (3)
Common	Malik Youyou (†) Director and Vice Chairman Sadovnicheskeya nab 69 Moscow 115035, Russia	166,650,247	59.15% (4)
Common	Mr. Said Arrata (†) Director #408, 600 Princeton Way SW Calgary, Alberta T2P 5N4 Canada	1,600,000	* (5)
Common	Mr. Satya Brata Das (†) Director Suite 710, 10150 - 100 Street NW Edmonton, Alberta T5J 0P6 Canada	2,482,732	1.08% (6)
Common	Mr. Pascal Nodé-Langlois (†) Director c/o Parfinance SA 65 rue du Rhone 1204 Geneva, Switzerland	1,094,311	* (7)
Common	Mr. Colin P. Outtrim (†) Director 331 Rocky Ridge Dr. NW Calgary, AB T3G 4P4 Canada	200,000	* (8)
Common	Mr. David Roff (†) Director Suite 700, 10150 - 100 Street NW Edmonton, Alberta T5J 0P6 Canada	1,262,441	* (9)
Common	Mr. Curtis James Sparrow (†) Director, Chief Financial Officer, Corporate Secretary and Treasurer Suite 700, 10150 - 100 Street NW Edmonton, Alberta T5J 0P6 Canada	3,350,000	1.45% (10)
Common	(†) All Officers and Directors as a Group	182,989,731	63.24%
	* Less than 1%

(1)	Under the rules of the SEC, a person or entity beneficially owns stock of a company if such person or entity directly or indirectly has, or shares the power to, vote or direct the voting, or the power to dispose or direct the disposition of such stock, whether through any contract, arrangement, understanding, relationship or otherwise. A person or entity is also deemed to be the beneficial owner of stock if such person or entity has the right to acquire either of such powers at any time within 60 days through the exercise of any option, warrant, right or conversion privilege or pursuant to the power to revoke a trust, a discretionary account or similar arrangement or pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

6

(2)	Based on 229,374,605 of the Company’s common shares issued and outstanding on July 31, 2015. For calculating the percentage of beneficial ownership separately for each person, his or her options, warrants or both that can be acquired within 60 days are included in both the numerator and the denominator. For the directors as a group, their collective options and warrants that can be acquired within 60 days are included in both the numerator and the denominator when calculating their group percentage ownership.
(3)	Dr. Horst A. Schmid has served the Company as director and Chairman of the Board since February 6, 2004. Dr. Schmid has also served the Company as President and Chief Executive Officer since June 29, 2005. As of July 31, 2015, Dr. Schmid beneficially owns 6,350,000 shares of the Company’s common stock, of which (i) 150,000 shares are held directly; (ii) 3,130,000 shares are held indirectly by Portwest Investments Ltd., a private corporation 100% owned by Dr. Schmid; (iii) Dr. Schmid presently indirectly holds through Portwest Investments Ltd., exercisable warrants to acquire 520,000 shares of the Company’s common stock; (iv) Dr. Schmid presently indirectly holds exercisable options through Portwest Investments Ltd., to acquire 1,600,000 shares of the Company’s common stock; and (v) Dr. Schmid presently directly holds exercisable options to acquire an additional 950,000 shares of the Company’s common stock. Assuming the issuance of 3,070,000 shares of the Company’s common stock, pursuant to the exercise of Dr. Schmid’s presently exercisable warrants and options, Dr. Schmid would beneficially own 2.73% of the Company’s outstanding common stock. As July 31, 2015, Dr. Schmid has not exercised any of these currently outstanding warrants and options and without the exercise of Dr. Schmid’s outstanding warrants and options, Dr. Schmid has a 1.43% ownership of the Company’s issued and outstanding common stock.
(4)	Mr. Malik Youyou has served the Company as director since August 20, 2008. Mr. Youyou has also served as the Company's Vice Chairman since January 01, 2014. As of July 31, 2015, Mr. Youyou beneficially owns 166,650,247 shares of our common stock, of which (i) 106,458,739 shares are held directly; (ii) 7,847,352 shares are held indirectly by Westline Enterprises Limited, a corporation 100% owned by Mr. Youyou; (iii) Mr. Youyou presently directly holds exercisable warrants to acquire 51,844,156 shares of the Company’s common stock; and (iv) Mr. Youyou presently directly holds exercisable options to acquire 500,000 shares of the Company’s common stock. Assuming the issuance of 52,344,156 shares of the Company’s common stock, pursuant to the exercise of Mr. Youyou’s presently exercisable warrants and options, Mr. Youyou would beneficially own 59.15% of the Company’s outstanding common stock. As July 31, 2015, Mr. Youyou has not exercised any of these currently outstanding warrants or options and without the exercise of Mr. Youyou’s outstanding warrants and options, Mr. Youyou has a 49.83% ownership of the Company’s issued and outstanding common stock.
(5)	Mr. Said Arrata has served the Company as director since March 8, 2011. Mr. Arrata beneficially owns 1,600,000 shares of the Company’s common stock of which (i) 1,100,000 shares are held directly; and (ii) As of July 31, 2015, Mr. Arrata presently holds directly exercisable options to acquire an additional 500,000 shares of the Company’s common stock. Assuming the issuance of 500,000 shares of the Company’s common stock, pursuant to the exercise of Mr. Arrata’s presently exercisable options, Mr. Arrata would beneficially own 0.70% of the Company’s outstanding common stock. As July 31, 2015, Mr. Arrata has not exercised any of these currently outstanding options and without the exercise of Mr. Arrata’s outstanding options, Mr. Arrata has a 0.48% ownership of the Company’s issued and outstanding common stock.
(6)	Mr. Satya Brata Das has served our Company as director since March 8, 2011. As of July 31, 2015,Mr. Das beneficially owns 2,482,732 shares of our common stock, of which (i) 390,000 shares are held directly; (ii) 831,667 are held indirectly by Cambridge Strategies Inc., a company 50% owned by Mr. Satya Brata Das and 50% owned by his wife; (iii) Mr. Das presently indirectly holds through Cambridge Strategies Inc., exercisable warrants to acquire 311,065 shares of our common stock; (iv) Mr. Das presently directly holds exercisable options to acquire an additional 750,000 shares of the Company’s common stock; and (v) Mr. Das also presently indirectly holds through Cambridge Strategies Inc., exercisable options to acquire an additional 200,000 shares of the Company’s common stock. Assuming the issuance of 1,261,065 shares of the Company’s common stock, pursuant to the exercise of Mr. Das’ presently exercisable warrants and options, Mr. Das would beneficially own 1.08% of the Company’s outstanding common stock. As July 31, 2015, Mr. Das has not exercised any of these currently outstanding warrants and options and without the exercise of Mr. Das’ outstanding warrants and options, Mr. Das has a 0.53% ownership of the Company’s issued and outstanding common stock.
(7)	Mr. Pascal Nodé-Langlois has served the Company as director since December 4, 2013. As of July 31, 2015, Mr. Nodé-Langlois beneficially owns 1,094,311 shares of the Company’s common stock of which (i) 594,311 shares are held indirectly through Voltaire Group SA, a company 100% owned by Mr. Nodé-Langlois; and (ii) Mr. Nodé-Langlois presently indirectly holds through Voltaire Group SA, exercisable options to acquire an additional 500,000 shares of the Company’s common stock. Assuming the issuance of 500,000 shares of the Company’s common stock, pursuant to the exercise of Mr. Nodé-Langlois’ presently exercisable options, Mr. Nodé-Langlois would beneficially own 0.48% of the Company’s outstanding common stock. As July 31, 2015, Mr. Nodé-Langlois has not exercised any of these currently outstanding options and without the exercise of Mr. Nodé-Langlois’ outstanding options, Mr. Nodé-Langlois has a 0.26% ownership of the Company’s issued and outstanding common stock.

7

(8)	Mr. Colin Outtrim has served the Company as director since November 17, 2014. As of July 31, 2015, Mr. Outtrim beneficially owns 200,000 shares of the Company’s common stock of which are exercisable options to acquire 200,000 shares of the Company’s common stock. Assuming the issuance of 200,000 shares of the Company’s common stock, pursuant to the exercise of Mr. Outtrim’s presently exercisable options, Mr. Outtrim would beneficially own 0.09% of the Company’s outstanding common stock. As July 31, 2015, Mr. Outtrim has not exercised any of these currently outstanding options and without the exercise of Mr. Outtrim’s outstanding options, Mr. Outtrim has a 0% ownership of the Company’s issued and outstanding common stock.
(9)	Mr. David Roff has served the Company as director since April 3, 2006. As of July 31, 2015, Mr. Roff beneficially owns 1,262,441 shares of the Company’s common stock of which (i) 762,441 shares are held directly; and (ii) Mr. Roff presently directly holds exercisable options to acquire an additional 500,000 shares of the Company’s common stock. Assuming the issuance of 500,000 shares of the Company’s common stock, pursuant to the exercise of Mr. Roff’s presently exercisable options, Mr. Roff would beneficially own 0.55% of the Company’s outstanding common stock. As July 31, 2015, Mr. Roff has not exercised any of these currently outstanding options and without the exercise of Mr. Roff’s outstanding options, Mr. Roff has a 0.33% ownership of the Company’s issued and outstanding common stock.
(10)	Mr. Sparrow has served the Company as director and Chief Financial Officer since February 9, 2004. As of July 31, 2015, Mr. Sparrow beneficially owns 3,350,000 shares of the Company’s common stock, of which (i) 600,000 shares are held directly; (ii) 1,050,000 shares are held indirectly by Concorde Consulting, a private corporation owned 100% by Mr. Sparrow; (iii) Mr. Sparrow presently indirectly holds exercisable options through Concorde Consulting, to acquire 1,100,000 shares of the Company’s common stock; and (v) Mr. Sparrow also presently directly holds exercisable options to acquire an additional 500,000 shares of the Company’s common stock. Assuming the issuance of 1,600,000 shares of the Company’s common stock, pursuant to the exercise of Mr. Sparrow’s presently options, Mr. Sparrow would beneficially own 1.45% of the Company’s outstanding common stock. As July 31, 2015, Mr. Sparrow has not exercised any of these currently outstanding options and without the exercise of Mr. Sparrow’s outstanding options, Mr. Sparrow has a 0.76% ownership of the Company’s issued and outstanding common stock.
(11)	No shares have been pledged as security by directors, nominees or executive officers. The Company has no knowledge of any other arrangements, including any pledge by any person of the Company’s securities, the operation of which may at a subsequent date result in a Change of Control of the Company.

CORPORATE GOVERNANCE

Director Independence

The Board with the assistance of management, reviews and determines director independence requirements for each director nominee, based on the NASDAQ standards for director independence as set forth by the NASDAQ Stock Market Rule 5605(a)(2) and pursuant to Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company’s Board determined that as of June 30, 2015, the Company’s Board consisted of five independent and three non-independent directors. It was determined that Dr. Horst A. Schmid and Mr. Curtis Sparrow, who serve as directors of the Company, are not independent because they serve the Company as President and CEO and Chief Financial Officer, respectively. It was also determined that because Mr. Malik Youyou, who serves as a director and Vice Chairman of the Company, is not independent because he owns a controlling interest of the Company’s issued and outstanding common stock. The directors of the Company, when they became directors of the Company and the Company’s opinion as to each director’s independence are as follows:

Director Independence as at June 30, 2015
Name	Age	Year When First Appointed as Director
Dr. Horst A. Schmid	81	2004	Non-independent director – Chairman of the Board
Mr. Malik Youyou	61	2008	Non-independent director
Mr. Said Arrata	74	2011	Independent director
Mr. Satya Brata Das	58	2011	Independent director
Mr. Pascal Nodé-Langlois	67	2013	Independent director
Mr. Colin P. Outtrim	64	2014	Independent director
Mr. David Roff	43	2006	Independent director
Mr. Curtis James Sparrow	57	2004	Non-independent director

On July 28, 2015, our Company and Mr. Malik Youyou, a director of our Company, approved an amendment to a certain series of warrants held by Mr. Youyou. In consideration for extending the expiration date of the applicable warrants from November 23, 2015 to November 23, 2016, as approved by our Board and recommended by our corporate governance and nominating committee (whereby Mr. Youyou abstained from the vote), the number of shares of our common stock issuable upon exercise of Mr. Youyou’s warrants was reduced from 71,428,570 to 51,844,156. No other amendments were made to the terms of the applicable warrants.

8

On July 28, 2015, our Company and Cambridge Strategies, Inc. (“Cambridge”), a corporation owned 50% by Mr. Satya Brata Das a director of our Company, approved an amendment to a certain series of warrants held by Cambridge. In consideration for extending the expiration date of the applicable warrants from November 23, 2015 to November 23, 2016, as approved by our Board and recommended by our corporate governance and nominating committee (whereby Mr. Das abstained from the vote), the number of shares of our common stock issuable upon exercise of Cambridge’s warrants was reduced from 428,571 to 311,065. No other amendments were made to the terms of the applicable warrants.

Corporate Governance and Nominating Committee

On January 3, 2015, our Board appointed a corporate governance and nominating committee consisting of four independent Board members as determined by the Board under the director independence standards noted above under “Director Independence”. The Board appointed Mr. Satya Brata Das, Mr. Pascal Nodé-Langlois, Mr. Colin Outtrim and Mr. David Roff to serve on the Company’s corporate governance and nominating committee. The Board appointed Mr. Pascal Nodé-Langlois as chairman of the corporate governance and nominating committee. As the Board only recently appointed a corporate governance and nominating committee there were no meetings held by this committee during the September 30, 2014 fiscal year. The Board adopted a formal corporate governance and nominating committee charter. The Nominating Committee currently does not have a specific policy in place with respect to evaluating candidates for director nominees at this time. A copy of this charter may be obtained from the Company’s website at www.deepwelloil.com or www.DWOG.com.

The purpose of the Company’s corporate governance and nominating committee is to, but not limited to: (i) assist the Board in identifying individuals qualified to serve as members of the Board; (ii) develop and recommend to the Board corporate governance guidelines for the Company; and (iii) oversee the evaluation of the Board and management of the Company.

The Board will consider director candidates recommended by shareholders of the Company as set forth in the Company’s by-laws filed on September 3, 2009 with the SEC on Form 8-K and as set forth under Shareholder Eligibility Rule 14a-11 of the SEC. Also see “Shareholder Proposals for the Company’s next annual general meeting of shareholders disclosed in this proxy statement.

Board Meetings, Committees and Annual Meeting Attendance

In the September 30, 2014 fiscal year, our Board had 6 meetings or written resolutions. Each director of the Company attended 100% of all meetings held by the Board. During our September 30, 2014 fiscal year end, there were no formal committee meetings held as the Company had not adopted any formal committees during the September 30, 2014 fiscal year end. However, on January 3, 2015, the Company formally adopted an (i) audit committee; (ii) corporate governance and nominating committee; (iii) compensation committee; and a (iv) reserves and resources committee.

All of the Company’s directors attended the Company’s last annual general meeting of shareholders held on September 17, 2014.

The Board’s policy is to encourage all of its directors to attend all annual meetings of the Company’s shareholders. Such attendance allows for direct interaction between shareholders and members of the Board.

Audit Committee

On January 3, 2015, our Board appointed an audit committee consisting of four Board members. The Board appointed Mr. Said Arrata, Mr. Satya Brata Das, Mr. Pascal Nodé-Langlois and Mr. David Roff to serve on the Company’s audit committee. The Board appointed Mr. David Roff as chairman of the audit committee. As the Board only recently appointed an audit committee there were no meetings held by this committee during the September 30, 2014 fiscal year. The Board also recently adopted a formal audit committee charter. A copy of this charter may be obtained from the Company’s website at www.deepwelloil.com.

The Board determined that Mr. David Roff, who was recently appointed to serve on the Company’s audit committee, is independent and is recognized as an audit committee financial expert. Mr. Roff is a Chartered Professional Accountant, with a B.A. degree from the University of Western Ontario, has worked as an auditor from 1995 to 1998 and is a Certified Public Accountant in good standing since 1995.

The purpose of the Company’s audit committee is to prepare the audit committee report required by the SEC to be included in the Company’s proxy statement and to assist the Board in overseeing and monitoring: (i) the quality and integrity of the Company’s financial statements; (ii) the Company’s accounting and reporting processes and consolidated financial statements audits; (iii) the Company’s compliance with legal and regulatory requirements; (iv) the Company’s independent registered public accounting firm’s qualifications and independence; (v) the performance of the Company’s independent registered public accounting firm; and (vi) the Company’s systems of disclosure controls and procedures, internal controls over financial reporting, and compliance with ethical standards adopted by the Board.

The Company’s audit committee has the authority to engage independent public accountants to audit the Company’s annual consolidated financial statements and to determine the scope of the audit to be undertaken by such accountants. Our management has the primary responsibility for the consolidated financial statements and the reporting process to the SEC. The Company's independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements to generally accepted accounting principles. The Company's independent registered public accounting firm reports separately and independently to the Company’s audit committee and management of the Company.

9

As the Board only recently appointed an audit committee, the Board acting as its audit committee received, reviewed and discussed with management the Company's audited financial statements for the year ended September 30, 2014.

Compensation Committee

On January 3, 2015, our Board appointed a compensation committee consisting of four Board members. The Board appointed Mr. Said Arrata, Mr. Satya Brata Das, Mr. Pascal Nodé-Langlois and Mr. Colin Outtrim to serve on the Company’s compensation committee. The Board appointed Mr. Satya Brata Das as chairman of the compensation committee. As the Board only recently appointed a compensation committee there were no meetings held by this committee during the September 30, 2014 fiscal year. The Board also recently adopted a formal compensation committee charter. A copy of this charter may be obtained from our website at www.deepwelloil.com or DWOG.com.

The purpose of the Company’s compensation committee is to assist the Board in discharging its responsibilities relating to: (i) determining, reviewing, approving or recommending to the Board, the compensation of the Company’s executive officers, committee members and directors; (ii) monitoring the Company’s incentive and equity-based compensation plans; (iii) preparing the compensation committee report if and when required to be included in future proxy statements under the rules and regulations of the SEC; (iv) evaluating the performance of the committee, including a review of the committee’s compliance with its charter, and reviewing and reassessing its charter and submitting any recommended changes to the Board for its consideration; and (v) oversee all matters relating to shareholder approval, on a non-binding basis of executive compensation (“say-on-pay” votes), including the frequency of such votes and the appropriate committee response to a say-on-pay vote.

At the Company’s last general meeting of shareholders held on September 17, 2014, a majority of shareholders approved, on a non-binding basis, the compensation paid to the Company's named executive officers and a majority of shareholders approved, on a non-binding basis, that the Company shall hold an advisory vote on the compensation paid to the Company’s named executive officers be every three years

Reserves and Resources Committee

On January 3, 2015, our Board appointed a reserves and resources committee consisting of four Board members. The Board appointed Mr. Said Arrata, Mr. Colin Outtrim, Mr. David Roff and Mr. Curtis James Sparrow to serve on the Company’s reserves and resources committee. The Board appointed Mr. Colin Outtrim as chairman of the reserves and resources committee. As the Board only recently appointed a reserves and resources committee there were no meetings held by this committee during the September 30, 2014 fiscal year. The Board also recently adopted a formal reserves and resources committee charter. A copy of this charter may be obtained from the Company’s website at www.deepwelloil.com or www.DWOG.com.

The purpose of the Company’s reserves and resources committee is to assist the Board in monitoring: (i) the integrity of the independent reserves and resources estimates and related U.S. and Canadian regulatory disclosures of the Company; and (ii) the qualifications and independence of the independent reservoir engineers, geologists and geophysicists.

The Company’s reserves data and estimates are prepared by independent examination and evaluation of the Company’s production data, reservoir pressure data, logs, geological data, and offset analogies in compliance with SEC definitions and guidance and in accordance with generally accepted petroleum engineering principles. The technical persons employed by the independent reserves evaluators are required to meet the requirements regarding qualifications, independence, objectivity and confidentiality set forth in the “Standards Pertaining to the Estimating and Auditing of Oil and Natural Gas Reserves Information” promulgated by the Society of Petroleum Engineers. The Company’s independent reserves evaluators are provided full access to complete and accurate information pertaining to the Company’s properties, and to all applicable personnel of the Company. The Company’s reserves estimates and process for developing such estimates are reviewed by the Company’s current reserves and resources committee and approved by management. Management on behalf of the Board ensures compliance with SEC disclosure and internal control requirements along with verifying the independence of all third-party consultants. The Company’s management is ultimately responsible for reserve estimates and reserve disclosures and ensuring that they are in accordance with the applicable regulatory requirements and industry standards and practices.

Communicating with the Board

We recognize the investment in the Company that shareholders of our common stock have made and accordingly, we are committed to the open exchange of ideas, concerns and suggestions with our shareholders. Shareholders desiring to communicate with the Board can do so by mailing a letter to the attention of the Chairman of the Board addressed to the Company’s corporate office at Suite 700, 10150 – 100 Street NW, Edmonton, Alberta, T5J 0P6.

10

Board leadership structure and role in risk oversight

As of September 30, 2014, Dr. Horst A. Schmid is our President and Chief Executive Officer and also serves as the Chairman of the Board. Because of the small size of the Company, we do not have a lead independent director. The Board does not currently have a policy as to whether the role of President and Chief Executive Officer and Chairman should be separate, and it has the ability to separate these roles in the future if it determines that such a separation would be in the best interest of the Company and its shareholders. As of June 30, 2015, the Board consisted of five independent and three non-independent directors. Our independent directors take an active role on the Board and make up over half of the Board. As of June 30, 2015, we have a majority of independent directors serving on the Board. Given the size of the Company, the entire Board believes that our current board leadership structure is appropriate at this time and that Dr. Horst A. Schmid and Mr. Curtis Sparrow bring valuable industry experience and historical knowledge of the Company’s past.

The Board does not believe that its leadership structure affects the Board’s role in risk oversight. Risks that could affect the Company (including liquidity, credit, operations and regulatory compliance) are an integral part of Board deliberations throughout the year. The Board performs the role of risk oversight and includes all of the Company’s executive officers. The Company’s management team submits weekly updates to the Board for review and discussion. These weekly updates include, but are not limited to, regulatory disclosure, administrative and operational updates, weekly financial status and discussion of major expenditures. The Company’s independent Board members regularly discuss their concerns and observations regarding all aspects of the Company’s business plans, risks and operations. These weekly updates facilitate discussions regarding risk-related information or concerns between the Board and our management. Dr. Horst A. Schmid and the entire Board form the agendas for all Board meetings.

Involvement in Certain Legal Proceedings

Neither the Company nor any of its property is currently subject to any material legal proceedings or other adverse regulatory proceedings. We do not currently know of any material proceedings to which any director, proposed director, executive officer or affiliate of the Company, any owner of record of beneficially more than 5% of our voting shares, or any associate of any such director, executive officer, affiliate of the Company, or security holder is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries. None of our directors or executive officers has, during the past ten years, been involved in any material bankruptcy, criminal or securities law proceedings.

Family and Certain Other Relationships

There are no family relationships among the members of the Board or the members of the senior management of the Company. There are no arrangements or understandings with customers, suppliers or others, pursuant to which any member of the Board or member of the senior management was selected.

DIRECTOR COMPENSATION

On November 28, 2005 and as amended on December 4, 2013, the Board adopted the Deep Well Oil & Gas, Inc. Stock Option Plan. The Stock Option Plan was approved by the majority of shareholders at the February 24, 2010 general meeting of shareholders. The Stock Option Plan is administered by the Board and permits options to acquire shares of Deep Well’s common stock to be granted to directors of the Company. The vesting of such director options will occur only if the holder of the options continues to provide services to us during the immediate annual period preceding the relevant vesting date. The options will terminate at the close of business five years from the date of grant.

On March 23, 2011, the Board granted each of its directors, Dr. Horst A. Schmid, Mr. Malik Youyou, Mr. Said Arrata, Mr. Satya Das, Mr. David Roff and Mr. Curtis James Sparrow, options to purchase 450,000 shares each of common stock at an exercise price of $0.14 per share of common stock, 150,000 vesting immediately and the remaining vesting one-third on March 23, 2012, and one-third on March 23, 2013, with such options expiring on March 23, 2016.

On June 20, 2013, the Board granted each of its directors, Dr. Horst A. Schmid, Mr. Malik Youyou, Mr. Said Arrata, Mr. Satya Das, Mr. David Roff and Mr. Curtis James Sparrow, options to purchase 450,000 shares each of common stock at an exercise price of $0.05 per share of common stock, 150,000 vesting immediately and the remaining vesting one-third on June 20, 2014, and one-third on June 20, 2015, with such options expiring on June 20, 2018.

Between August 12 and August 15, 2013, six directors and two consultants of the Company acquired a combined total of 3,768,096 common shares, upon exercising stock options and warrants, at exercise prices ranging from $0.05 to $0.14 per common share for total combined gross proceeds to the Company of $372,000. The common shares were issued pursuant to Section 4(2) of the Securities Act.

On December 4, 2013, the Board appointed Mr. Pascal Nodé-Langlois as a director and in connection with his appointment the Board granted Mr. Nodé-Langlois an option to purchase 450,000 shares of common stock at an exercise price of $0.34 per share of common stock, 150,000 vesting immediately and the remaining vesting one-third on December 4, 2014, and one-third on December 4, 2015, with such options expiring on December 4, 2018.

11

On September 19, 2014, the Board granted each of its directors, Dr. Horst A. Schmid, Mr. Malik Youyou, Mr. Said Arrata, Mr. Satya Das, Mr. Pascal Nodé-Langlois, Mr. David Roff and Mr. Curtis James Sparrow, options to purchase 600,000 shares each of common stock at an exercise price of $0.38 per share of common stock, 200,000 vesting immediately and the remaining vesting one-third on September 19, 2015, and one-third on September 19, 2016, with such options expiring on September 19, 2019.

On November 17, 2014, the Board appointed Mr. Colin P. Outtrim as director and in connection with his appointment the Board granted Mr. Outtrim an option to purchase 600,000 shares of common stock at an exercise price of $0.23 per share of common stock, 200,000 vesting immediately and the remaining vesting one-third on November 17, 2015, and one-third on November 17, 2016, with such options expiring on November 17, 2019.

For the fiscal year ended September 30, 2014, the Company recorded share based compensation expense related to stock options in the amount of $1,087,356 (September 30, 2013 - $125,099) on the stock options that vested during the year and the stock options that were granted during the year. As of September 30, 2014, there was remaining unrecognized compensation cost of $1,251,266 related to the non-vested portion of these unit option awards. Compensation expense is based upon straight-line depreciation of the grant-date fair value over the vesting period of the underlying unit option.

Director Compensation at September 30, 2014
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(6)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Dr. Horst A. Schmid	Disclosed in the Summary Compensation Table above.
Mr. Malik Youyou(1)	–	–	69,205	–	–	–	69,205
Mr. Said Arrata(2)	–	–	69,205	–	–	–	69,205
Mr. Satya Brata Das(3)	–	–	69,205	–	–	–	69,205
Mr. Pascal Nodé-Langlois(4)	–	–	181,613	–	–	–	181,613
Mr. Colin P. Outtrim	Did not become a director of the Company until November 17, 2014, therefore no compensation.
Mr. David Roff(5)	–	–	69,205	–	–	–	69,205
Mr. Curtis James Sparrow	Disclosed in the Summary Compensation Table above.

(1)	Mr. Malik Youyou has served our Company as director since August 20, 2008. Disclosed herein is the estimated valuation for Mr. Youyou’s stock options that vested on June 20, 2014 and September 19, 2014.
(2)	Mr. Said Arrata has served our Company as director since March 8, 2011. Disclosed herein is the estimated valuation for Mr. Arrata’s stock options that vested on June 20, 2014 and September 19, 2014.
(3)	Mr. Satya Brata Das has served our Company as director since March 8, 2011. Disclosed herein is the estimated valuation for Mr. Das’ stock options that vested on June 20, 2014 and September 19, 2014.
(4)	Mr. Pascal Nodé-Langlois has served our Company as director since December 4, 2013. Disclosed herein is the estimated valuation for Mr. Nodé-Langlois’ stock options that vested on December 4, 2013 and September 19, 2014.
(5)	Mr. David Roff has served our Company as director since April 3, 2006. Disclosed herein is the estimated valuation for Mr. Roff’s stock options that vested on June 20, 2014 and September 19, 2014.
(6)	For the assumptions used in these valuations of these stock option awards see Note 12 in the notes to our consolidated financial statements contained herein.

RELATED PARTY TRANSACTIONS

The Company adopted an audit committee charter on December 17, 2014, which sets out the policy and procedures for related-party transactions. The Company’s audit committee reviews and approves with the Board any related-party transactions over $120,000 or such other amount as revised under Regulation S-K Item 404(a) that is to be disclosed and recommends to the Board its determination with respect to the related-party transactions (“Related-party Transactions”). The standard applied in approving any Related-party Transaction is to confirm that the transaction is in the best interests of the Company without regard to the interests of the related-party involved in the transaction. The Board ultimately approves all Related-party Transactions.

Management of the Company submits weekly updates to the entire Board for review and discussion. These weekly updates include, but are not limited to, weekly financial status and disclosure of any anticipated Related-party Transactions. These weekly updates facilitate discussions between the Board and the Company’s management. The Company recorded the following Related-party Transactions since the beginning of the fiscal year ended September 30, 2014 and any currently proposed transactions if any, which were more than $120,000 in the fiscal year with related-parties. For further information, see “Executive Compensation” disclosed herein:

On June 30, 2013, the Company received a loan for $260,000 as a note payable from Mr. Malik Youyou a director and majority shareholder of the Company and in November of 2013 this note payable was paid in full to Mr. Youyou.

12

The Company paid Concorde Consulting, a company 100% owned by Mr. Curtis James Sparrow, a director of the Company, $198,703 for consulting services provided to the Company for professional fees provided to the Company as Chief Financial Officer, Corporate Secretary and Treasurer, during the fiscal year ended September 30, 2014. Mr. Sparrow is also a director of the Company.

On June 27, 2014, the Company, through its subsidiary company Northern Alberta Oil Ltd., entered into and subsequently closed an Acquisition of Royalty Interest Agreement (the “Acquisition Agreement”), with Mr. Malik Youyou, a director and majority shareholder of the Company, whereby the Company acquired and cancelled 2.5% of the disputed Purported 6.5% Royalty on certain lands owned us. Although the Company continues to deny the validity of the Purported 6.5% Royalty, the Company determined that it was in the best interests of the Company’s shareholders to come to an arrangement to acquire and cancel most of the Purported 6.5% Royalty to prevent a potential encumbrance over the Company’s land or the possibility of future litigation resulting from these alleged royalty claims. Pursuant to the terms and conditions of the Acquisition Agreement to acquire the purported overriding royalty interest claim, the Company paid $1,007,000 to Mr. Youyou, for the purchase and transfer of an undivided 2.5% interest out of the Purported 6.5% Royalty. The consideration paid was for the reimbursement of the original cost (in US dollars) that Mr. Youyou paid to acquire this 2.5% interest in the Purported 6.5% Royalty from an arm’s length third party.

EXECUTIVE OFFICERS

The executive officers of the Company shall be elected by the Board at its Annual Meeting or at such other time or times as the Board shall determine.

Each executive officer of the Company shall hold office for the term for which he or she is elected and until such executive officer’s successor is elected and qualifies or until such executive officer’s earlier death, resignation or removal. Any executive officer may resign at any time upon written notice to the Company. Any executive officer may be removed at any time, with or without cause, by the Board. Any vacancy occurring in any office of the Company may be filled by the Board. There are no arrangements or understanding between any executive officer of the Company and any other person pursuant to which any executive officer was selected as an officer of the Company.

The following table and narrative provides certain information concerning the executive officers of the Company as of June 30, 2015:

Name	Age	Position/Office	Contract Term Expiry Date
Dr. Horst A. Schmid	82	President and Chief Executive Officer	(1)
Mr. Curtis James Sparrow	58	Chief Financial Officer, Corporate Secretary and Treasurer	(2)

(1)	Portwest Investments Ltd.’s contract terminated on December 31, 2014. Portwest Investments Ltd. is a company owned 100% by Dr. Horst A. Schmid for providing services as Chief Executive Officer and President to the Company. The Company has not entered into another contract with Portwest Investments Ltd.
(2)	Concorde Consulting’s contract term continues until Mr. Sparrow’s resignation or until a successor is elected and qualifies. Concorde Consulting is a company owned 100% by Mr. Curtis James Sparrow for providing services as Chief Financial Officer, Corporate Secretary and Treasurer to the Company.

Dr. Horst A. Schmid has served as director and Chairman of the Board of the Company since February 6, 2004. Since June 29, 2005, he has been the Chief Executive Officer and President of Deep Well. From September 1996 to present, Dr. Schmid has been the director, President and Chief Executive Officer of Portwest Investment Ltd., a private firm, located in Edmonton, Alberta, Canada. Prior to that, Dr. Schmid spent 15 years as Cabinet Minister for the Government of Alberta and 10 years as Commissioner General for Trade and Tourism for the province of Alberta. During that time, he was involved in numerous successful overseas negotiations for the Alberta oil and gas industry, achieving major contracts for Alberta exploration and production service companies. He is the recipient of many Canadian and international awards for his accomplishments. Dr. Schmid received an Honorary Law Degree from the University of Alberta.

Mr. Curtis James Sparrow has served as director of the Company since February 6, 2004. Mr. Sparrow has also been the Chief Financial Officer, Corporate Secretary and Treasurer of Deep Well. Since the mid-1980s, Mr. Sparrow has been a self-employed management consultant specializing in the natural resource sector. Mr. Sparrow has been involved in the oil and gas industry in various capacities for over 36 years. He has held directorships and senior officer positions with junior exploration and development companies before becoming a self-employed consultant. He has also participated in the marketing side of the oil and gas industry, and was part of an acquisition team formed to assess and develop a bid for a multi-billion dollar integrated oil company. His experience also includes corporate and project management, international businesses and mining. Mr. Sparrow received his Bachelor of Science Degree in Engineering and Master’s Degree in Business Administration from the University of Alberta. Mr. Sparrow is a National Association of Corporate Directors (“NACD”) Governance Fellow. He has demonstrated his commitment to boardroom excellence by completing NACD’s comprehensive program of study for corporate directors. He supplements his skill sets through ongoing engagement with the director community, and access to leading practices. The NACD is the recognized authority focused on advancing exemplary board leadership and establishing leading boardroom practices. Mr. Sparrow received his Bachelor of Science Degree in Engineering and Master’s Degree in Business Administration from the University of Alberta. Mr. Sparrow is also a registered Professional Engineer.

13

EXECUTIVE COMPENSATION

At the Company’s 2013 general meeting of shareholders held on September 17, 2014, a majority of our shareholders approved on an advisory basis the compensation paid to the Company’s named executive officers (also known as Say-on-Pay) and a majority of our shareholders approved the frequency of which to hold the say-on-pay advisory vote on the compensation paid to the Company’s named executive officers be every three years. Unless the Board as recommended by our recently appointed compensation committee modifies its policy on the frequency of future say-on-pay advisory votes, shareholders will have an opportunity to cast an advisory vote to approve the Company’s compensation paid to its named executive officers every three years. The Company’s next say-on-pay advisory vote will be held no later than the 2016 annual meeting of shareholders of the Company.

The Company will ask its shareholders, on an advisory basis, to vote on the frequency of the say-on-pay vote at least once every six years, with the next advisory vote on frequency to be held no later than the 2019 annual meeting of shareholders of the Company.

The following table provides information about the compensation paid to, earned or received during the two fiscal years ended September 30, 2014 and September 30, 2013, by the executive officers listed below (the “Named Executive Officers”).

Executive Compensation Summary

Name and Principal Position	Fiscal Year Sept. 30	Fee $US		Bonus US$	Stock Awards US$	Option Awards US$		Non-Equity Incentive Plan Compensation US$	Non-qualified Deferred Compensation Earnings US$	All Other Compensation US$	Total US$

Dr. Horst A. Schmid (1)	2014	$–	(2)	$–	$–	$266,994	(3)	$–	$–	$–	$266,994	(9)
President and	2013	$–	(2)	$–	$–	$36,496	(4)	$–	$–	$–	$78,996	(9)
Chief Executive Officer

Mr. Curtis James Sparrow (5)	2014	$166,356	(6)	$32,347	$–	$266,994	(7)	$–	$–	$–	$465,697	(9)
Chief Financial Officer	2013	$177,300	(6)	$–	$–	$36,496	(8)	$–	$–	$–	$213,796	(9)

(1)	Dr. Horst A. Schmid has served the Company as director and Chairman of the Board since February 6, 2004. Since June 29, 2005 to present Dr. Schmid has been the President and Chief Executive Officer of the Company.
(2)	Portwest, a company owned 100% by Dr. Horst A. Schmid, provided services as Chief Executive Officer and President to the Company for $Nil for the 2014 fiscal year and $Nil for the 2013 fiscal year.
(3)	Disclosed herein are the estimated valuations for Dr. Horst A. Schmid’s direct and indirect stock options that vested on June 20, 2014 and September 19, 2014. On June 20, 2013, the Company’s Board granted Dr. Schmid, as a director of the Company, options to purchase 450,000 shares of common stock at an exercise price of $0.05 per share of common stock, 150,000 vesting immediately and the remaining vesting one-third on June 20, 2014, and one-third on June 20, 2015, with a five-year life, and on August 12, 2013, Dr. Schmid acquired 150,000 shares of the Company’s common stock upon the exercise of some of these options for an exercise price of $0.05 per common share. Also on June 20, 2013, the Company’s Board granted Portwest, options to purchase 1,000,000 shares of common stock at an exercise price of $0.05 per share of common stock, with one-half vesting immediately and one-half vesting on June 20, 2014, with a five-year life, and as of September 30, 2013, Portwest had not exercised any of these options. On September 19, 2014, the Company’s Board granted Dr. Schmid, as a director of the Company, options to purchase 600,000 shares of common stock at an exercise price of $0.38 per share of common stock, 200,000 vesting immediately and the remaining vesting one-third on September 19, 2015, and one-third on September 19, 2016, with a five-year life, and as of September 30, 2014, Dr. Schmid had not exercised any of these options. On September 19, 2014, the Company’s Board granted Portwest, options to purchase 1,200,000 shares of common stock at an exercise price of $0.38 per share of common stock, with one-half vesting immediately and one-half vesting on September 19, 2015, with a five-year life, and as of September 30, 2014, Portwest has not exercised any of these options. For the assumptions used in the valuation of these stock option awards see Note 12 in the notes to the Company’s consolidated financial statements for the year ended September 30, 2014.
(4)	Disclosed herein are the estimated valuations for Dr. Horst A. Schmid’s direct and indirect stock options that vested on March 23, 2013 and June 20, 2013. On March 23, 2011, the Company’s Board granted Dr. Schmid, as a director of the Company, options to purchase 450,000 shares of common stock at an exercise price of $0.14 per share of common stock, 150,000 vesting immediately and the remaining vesting one-third on March 23, 2012, and one-third on March 23, 2013, with a five-year life, and as of September 30, 2014, Dr. Schmid had not exercised any of these options. As previously disclosed in footnote (3) above, on June 20, 2013, the Company’s Board granted Dr. Schmid, as a director of the Company, options to purchase 450,000 shares of common stock at an exercise price of $0.05 per share of common stock, 150,000 vesting immediately and the remaining vesting one-third on June 20, 2014, and one-third on June 20, 2015, with a five-year life, and on August 12, 2013, Dr. Schmid acquired 150,000 shares of the Company’s common stock upon the exercise of some of these options for an exercise price of $0.05 per common share. Also, as previously disclosed in footnote (3) above, on June 20, 2013, the Company’s Board granted Portwest, options to purchase 1,000,000 shares of common stock at an exercise price of $0.05 per share of common stock, with one-half vesting immediately and one-half vesting on June 20, 2014, with a five-year life, and as of September 30, 2013, Portwest had not exercised any of these options. For the assumptions used in the valuation of these stock option awards see Note 12 in the notes to the Company’s consolidated financial statements for the year ended September 30, 2013.

14

(5)	Mr. Curtis James Sparrow has served the Company as director since February 6, 2004. Since February 9, 2004 Mr. Sparrow has been the Chief Financial Officer, Corporate Secretary and Treasurer of the Company.
(6)	Concorde Consulting, a company owned 100% by Mr. Curtis James Sparrow, provided services as Chief Financial Officer to the Company for $166,356 (Cdn$180,000) for the 2014 fiscal year and $177,300 (Cdn$180,000) for the 2013 fiscal year.
(7)	Disclosed herein are the estimated valuations for Mr. Curtis James Sparrow’s direct and indirect stock options that vested on June 20, 2014 and September 19, 2014. On June 30, 2013, the Company’s Board granted Mr. Sparrow, as a director of the Company, options to purchase 450,000 shares of common stock at an exercise price of $0.05 per share of common stock, 150,000 vesting immediately and the remaining vesting one-third on June 20, 2014, and one-third on June 20, 2015, with a five-year life, and on August 12, 2013, Mr. Sparrow acquired 150,000 shares of the Company’s common stock upon the exercise of these options for an exercise price of $0.05 per common share. Also on June 20, 2013, the Company’s Board granted Concorde Consulting, options to purchase 1,000,000 shares of common stock at an exercise price of $0.05 per share of common stock, with one-half vesting immediately and one-half vesting on June 20, 2014, with a five-year life, and on August 12, 2013, Concorde Consulting acquired 500,000 shares of the Company’s common stock upon the exercise of half of these options for an exercise price of $0.05 per common share. On September 19, 2014, the Company’s Board granted Mr. Sparrow, as a director of the Company, options to purchase 600,000 shares of common stock at an exercise price of $0.38 per share of common stock, 200,000 vesting immediately and the remaining vesting one-third on September 19, 2015, and one-third on September 19, 2016, with a five-year life, and as of September 30, 2014, Mr. Sparrow had not exercised any of these options. On September 19, 2014, the Company’s Board granted Concorde Consulting, options to purchase 1,200,000 shares of common stock at an exercise price of $0.38 per share of common stock, with one-half vesting immediately and one-half vesting on September 19, 2015, with a five-year life, and as of September 30, 2014, Concorde Consulting had not exercised any of these options. For the assumptions used in the valuation of these stock option awards see Note 12 in the notes to the Company’s consolidated financial statements for the year ending September 30, 2014.
(8)	Disclosed herein are the estimated valuations for Mr. Curtis James Sparrow’s direct and indirect stock options that vested on March 23, 2013 and June 20, 2013. On March 23, 2011, the Company’s Board granted Mr. Sparrow, as a director of the Company, options to purchase 450,000 shares of common stock at an exercise price of $0.14 per share of common stock, 150,000 vesting immediately and the remaining vesting one-third on March 23, 2012, and one-third on March 23, 2013, with a five-year life, and on August 12, 2013, Mr. Sparrow acquired 450,000 shares of the Company’s common stock upon the exercise of these options for an exercise price of $0.14 per common share. As previously disclosed in footnote (7) above, on June 30, 2013, the Company’s Board granted Mr. Sparrow, as a director of the Company, options to purchase 450,000 shares of common stock at an exercise price of $0.05 per share of common stock, 150,000 vesting immediately and the remaining vesting one-third on June 20, 2014, and one-third on June 20, 2015, with a five-year life, and on August 12, 2013, Mr. Sparrow acquired 150,000 shares of the Company’s common stock upon the exercise of these options for an exercise price of $0.05 per common share. Also, as previously disclosed in footnote (7) above, on June 20, 2013, the Company’s Board granted Concorde Consulting, options to purchase 1,000,000 shares of common stock at an exercise price of $0.05 per share of common stock, with one-half vesting immediately and one-half vesting on June 20, 2014, with a five-year life, and on August 12, 2013, Concorde Consulting acquired 500,000 shares of the Company’s common stock upon the exercise of half of these options for an exercise price of $0.05 per share of common stock. For the assumptions used in the valuation of these stock option awards see Note 12 in the notes to the Company’s consolidated financial statements for the year ended September 30, 2013.

Compensation Arrangements for Executive Officers

The Company currently does not provide retirement benefits to any of its named executive officers.

The Company has entered into the following contracts with the following companies for services of certain officers and/or directors of the Company:

1.	Portwest for providing services as Chief Executive Officer and President to the Company for Cdn$12,500 per month. On July 1, 2005, the Company entered into a consulting agreement (the “Prior Agreement”) with Portwest, as filed with the Company’s annual report on Form 10-KSB filed on February 23, 2007, and incorporated by reference herein. On July 10, 2013, the Company and Portwest agreed to amend the Prior Agreement whereby the following was settled and amended:

a)	the effective date of the amending agreement was June 20, 2013;
b)	the term of Prior Agreement expired on December 31, 2014;
c)	The fees payable to Portwest in the Prior Agreement will be terminated and the Company will grant Portwest 5-year options on 1,000,000 of its common shares exercisable at $0.05 per share of common stock, which was the market price at that time. One half of these shares were vested immediately and the remaining one half vested on June 20, 2014;
d)	Portwest, as consideration for the execution of the amending agreement, the termination of parts of the Prior Agreement and the waiving of Cdn$239,528 accrued by the Company as owing to Portwest, received:

i.	Cdn$70,000; and
ii.	850,000 units of the Company’s shares and warrants at a price of $0.05 per unit, which was the market price at that time. Each unit shall be comprised of one restricted Company common share and one 3-year full warrant entitling Portwest to be able to purchase another share for $0.075. The warrants will expire on June 20, 2016.

In the 2014 fiscal year, no fees were owed or paid to Portwest. As of September 30, 2013, the Company had settled all outstanding amounts owed to Portwest. Currently Portwest receive no paid compensation for his services as Chief Executive Officer and President to the Company.

2.	Concorde Consulting, a company owned 100% by Mr. Curtis James Sparrow for providing services as Chief Financial Officer to the Company for Cdn$15,000 per month. As of September 30, 2014, the Company owed Concorde Consulting Cdn $nil for services provided to the Company.

15

On March 23, 2011, and as herein reported under the Executive Compensation Summary table, the Board granted Dr. Schmid and Mr. Sparrow, as directors of the Company, options to purchase 450,000 shares each of common stock at an exercise price of $0.14 per common share, one-third vesting immediately, one-third vesting on March 23, 2012, and one-third vesting on March 23, 2013, each with a five-year life.

On June 20, 2013, and as herein reported under the Executive Compensation Summary table, the Board granted Dr. Schmid and Mr. Sparrow, as directors of the Company, options to purchase 450,000 shares each of common stock at an exercise price of $0.05 per common share, one-third vesting immediately, one-third vesting on June 20, 2014, and one-third on June 20, 2015, each with a five-year life.

On September 19, 2014, and as herein reported under the Executive Compensation Summary table, the Board granted Dr. Schmid and Mr. Sparrow, as a directors of the Company, options to purchase 600,000 shares of common stock at an exercise price of $0.38 per common share, one-third vesting immediately and the remaining vesting one-third on September 19, 2015, and one-third on September 19, 2016, each with a five-year life.

Outstanding Equity Awards Granted to Executive Officers at September 30, 2014
	Options Awards (1)					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Portwest Investments Ltd. (1)	1,000,000	–	–	$0.05	06/20/2018	–	–	–	–
Portwest Investments Ltd. (2)	600,000	600,000	–	$0.38	09/19/2019	–	–	–	–
Concorde Consulting (3)	500,000	–	–	$0.05	06/20/2018	–	–	–	–
Concorde Consulting (4)	600,000	600,000	–	$0.38	09/19/2019	–	–	–	–

(1)	On June 20, 2013, Portwest, a company owned 100% by Dr. Horst A. Schmid, was granted options to purchase 1,000,000 shares of common stock for providing consulting services as President and Chief Executive Officer of the Company, half vesting immediately and the other half vesting on June 20, 2013. See the Executive Compensation table for more disclosure. As of the date of this report Portwest had not exercised any of these stock options.
(2)	On September 19, 2014, the Company’s Board granted Portwest, options to purchase 1,200,000 shares of common stock at an exercise price of $0.38 per share of common stock, with one-half vesting immediately and one-half vesting on September 19, 2015. See the Executive Compensation table for more disclosure. As of the date of this report Portwest had not exercised any of these stock options.
(3)	On June 20, 2013, Concorde Consulting, a company owned 100% by Mr. Curtis James Sparrow, was granted options to purchase 1,000,000 shares of common stock for providing consulting services as Chief Financial Officer of the Company, half vesting immediately and the other half vesting on June 20, 2013. See the Executive Compensation table for more disclosure. On August 12, 2013, Concorde Consulting acquired 500,000 common shares, upon exercising stock options, at an exercise price of $0.05 per share of common stock.
(4)	On September 19, 2014, the Company’s Board granted Concorde Consulting, options to purchase 1,200,000 shares of common stock at an exercise price of $0.38 per share of common stock, with one-half vesting immediately and one-half vesting on September 19, 2015. See the Executive Compensation table for more disclosure. As of the date of this report Concorde Consulting had not exercised any of these stock options.

16

CHANGES IN CONTROL

Except as described below, the Company is not aware of any arrangement that may result in a change in control of the Company or its subsidiary companies.

As of June 30, 2015, and based solely on Mr. Youyou’s filed Form 4s and Amended Schedule 13Ds, Mr. Youyou, a director of the Company, beneficially owns 114,306,091 shares of common stock (not including Mr. Youyou’s presently outstanding warrants and options) of the Company of which: 1) 102,900,200 shares were directly acquired pursuant to five subscription agreements dated June 22, 2007, August 14, 2008, October 31, 2008, November 9, 2010 and November 23, 2013 for a total aggregate price of $20,000,000 for all five private placement transactions; 2) 7,847,352 shares were indirectly acquired pursuant to open market purchases through Westline Enterprises Limited, a corporation 100% owned by Mr. Youyou; 3) 600,000 shares were directly acquired of pursuant to the exercise of Mr. Youyou’s options issued to him as a director of the Company; and 4) another 2,958,539 shares were directly acquired through open market purchases. Pursuant to the five private placements, Mr. Youyou also originally received warrants to acquire an additional 107,900,200 shares of our common stock of which 36,471,630 warrants have since expired unexercised. As of June 30, 2015, Mr. Youyou presently has 71,428,570 exercisable warrants and 500,000 options to acquire shares of the Company’s common stock. As of June 30, 2015, Mr. Youyou has 49.8% of the issued and outstanding common stock of the Company. If Mr. Youyou were to exercise all of his warrants and options to acquire an additional 71,928,570 shares of our common stock, and if nobody else exercised their warrants or options, Mr. Youyou would have 61.8% of our issued and outstanding common stock. As of the date of this report, Mr. Youyou has not exercised any of his outstanding warrants or options. Mr. Youyou became a director of the Company on August 20, 2008.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers, directors and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC, and to furnish to the Company copies of such reports. Based solely on the review of Forms 3 and 4 received by the Company during the September 30, 2014 fiscal year, as required under Section 16(a)(2) of the Exchange Act, the following directors, although they reported all their transactions as required on either a Form 3 or Form 4, did not report on a timely basis as follows: Mr. Said Arrata, a director of the Company, filed one Form 4 late (relating to one transaction); Mr. Satya Brata Das, a director of the Company, filed one Form 4 late (relating to two transactions); Mr. Pascal Nodé-Langlois, a director of the Company filed one Form 3 late (relating to one transaction) and one Form 4 late (relating to five transactions); Dr. Horst A. Schmid, a director of the Company, filed one Form 4 late (relating to one transaction); Mr. Curtis James Sparrow, a director of the Company, filed one Form 4 late (relating to one transaction); and Mr. Malik Youyou, a director and a 10% or more beneficial owner of the Company, filed two Form 4s late (relating to 34 transactions).

17

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

The Company’s by-laws provide that the total number of directors constituting the entire Board shall be not less than 3 nor more than 15, with the then-authorized number of directors being fixed from time to time by the Board. Directors need not be shareholders. Each director shall hold office until a successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification or removal. The members of the Board shall serve for until the next annual general meeting of shareholders and until their successors have been elected. Directors shall be elected by a plurality of the votes cast at a meeting of shareholders by the holders of shares present in person or represented by proxy at the meeting and entitled to vote in the election.

At the Annual Meeting, eight directors are to be elected. The Board has proposed the nominees listed below for election to serve until the next Annual Meeting, or until their successors are duly elected and qualified. All of the nominees listed below currently serve as directors of the Company and all of the nominees were recommended for re-election by our Board.

You are being requested to vote on the director nominees in Proposal No. 1 of this proxy statement.

Unless otherwise specified in the accompanying form of proxy, proxies solicited hereby will be voted for the election of the nominees listed below. Each of the nominees below has agreed to serve until the next Annual Meeting. If any of them should become unable to serve as a director, the Board may designate a substitute nominee. In that case, the proxies will be voted for the substitute nominee or nominees to be designated by the Board. If no substitute nominees are available, the size of the Board will be reduced.

None of the Company’s directors or executive officers is related to one another.

The following sets forth information, as of the date of June 30, 2015 concerning the eight director nominees to be re-elected to serve on the Company’s Board:

Name	Age	Director Since	Position/Office
Dr. Horst A. Schmid	82	2004	Director and Chairman of the Board, President and Chief Executive Officer
Mr. Malik Youyou	62	2008	Director and Vice Chairman
Mr. Said Arrata	74	2011	Director
Mr. Satya Brata Das	59	2011	Director
Mr. Pascal Nodé-Langlois	68	2013	Director
Mr. Colin P. Outtrim	65	2014	Director
Mr. David Roff	44	2006	Director
Mr. Curtis James Sparrow	58	2004	Director and Chief Financial Officer, Corporate Secretary and Treasurer

Business Experience of Nominees

Dr. Horst A. Schmid has served as director and Chairman of the Board of the Company since February 6, 2004. Since June 29, 2005, he has been the Chief Executive Officer and President of Deep Well. From September 1996 to present, Dr. Schmid has been the director, President and Chief Executive Officer of Portwest Investment Ltd., a private firm, located in Edmonton, Alberta, Canada. Prior to that, Dr. Schmid spent 15 years as Cabinet Minister for the Government of Alberta and 10 years as Commissioner General for Trade and Tourism for the province of Alberta. During that time, he was involved in numerous successful overseas negotiations for the Alberta oil and gas industry, achieving major contracts for Alberta exploration and production service companies. He is the recipient of many Canadian and international awards for his accomplishments. Dr. Schmid received an Honorary Law Degree from the University of Alberta. The Board has determined that Dr. Schmid should serve as a director to gain from his significant leadership experience.

Mr. Malik Youyou has served as director of the Company since August 20, 2008 and Vice Chairman of Deep Well since January 1, 2014. Mr. Youyou is an experienced international entrepreneur, investor and director of several companies. With more than three decades of business experience in highly competitive global markets, beginning in his native France, Mr. Youyou brings a strong international perspective to Deep Well's Board. Mr. Youyou has created and led several companies involved in the development, branding, and marketing of luxury goods from leading international houses. The Board has determined that Mr. Youyou should serve as a director to gain from his significant highly successful business experience.

Mr. Said Arrata has served as director of the Company since March 8, 2011. Mr. Arrata is the Chairman of the board of directors and CEO of Sea Dragon Energy Inc., a firm domiciled in Calgary, Alberta, devoted exclusively to overseas production, concentrated in Egypt. In 2007, the company he co-founded, Centurion Energy, was sold for $1.2 billion to Dana Gas Inc. and Mr. Arrata subsequently established Sea Dragon Energy Inc. Since May of 2007, Mr. Arrata has been a board member of Dana Gas Inc., a company which operates oil and gas concessions in Egypt and the Province of Kurdistan. Reputed as a company-builder, he focused on building maximum value for shareholders during his more than 40 years in the oil and gas industry during which he held management and board positions with major oil and gas companies in Canada and overseas. Mr. Arrata holds a B.Sc. degree in Petroleum Engineering along with several post-graduate accreditations at various universities in North America and is an active member of several professional engineering and industry associations. The Board has determined that Mr. Arrata should serve as a director to gain from his significant experience as a highly experienced energy executive who brings a sophisticated understanding of energy company development to the Company’s Board.

18

Mr. Satya Brata Das has served as director of the Company since March 8, 2011. Mr. Das offers strategic advice and guidance to public and private sector leaders as co-founder, director and Principal of Edmonton-based Cambridge Strategies Inc. A public policy expert on the sustainable development of heavy oil and the oil sands, he is the author of “Green Oil: Clean Energy for the 21st Century?” A frequent commentator on air, in print and on podiums, Mr. Das brings his deep experience and insight on public policy issues to the Company’s Board. A former columnist, foreign correspondent and editorialist, Mr. Das has advised at the highest levels of municipal, provincial and national governments in Canada. The Board has determined that Mr. Das should serve as a director to gain from his significant experience in providing strategic advice and guidance to public and private sector leaders.

Mr. Pascal Nodé-Langlois has served as director of the Company since December 4, 2013. Mr. Nodé-Langlois is a French entrepreneur with a broad experience in banking. In 1975, he founded in Switzerland, the company Stock and Commodity Services SA (SCS). In 1991, SCS became Banque SCS Alliance SA (BSA), a fully licensed Swiss bank with branches in Switzerland and subsidiaries abroad. In 2006, after a consistent career of more than 30 years as the principal owner, Managing Director and Chairman of the Board of BSA (previously SCS), Mr. Nodé-Langlois sold his stake in the bank. In 2007, he founded a new financial boutique, in Luxembourg: Voltaire Group SA. This company operates as a holding company. It acquires majority participations and/or creates operating companies with the aim to cover a large portion of the different financial services corresponding to the field of expertise that Mr. Nodé-Langlois developed during his previous activity in banking. Its main present participation is PARfinance SA, a Swiss registered wealth management company. The Board has determined that Mr. Nodé-Langlois should serve as a director to gain from his significant experience in banking.

Mr. Colin P. Outtrim has served as director of the Company since November 17 2014. Mr. Outtrim is a highly experienced petroleum engineer bringing with him extensive reservoir appraisal knowledge to the Company. Mr. Outtrim has over 40 years of experience in the global petroleum reserves and resources industry and has conducted and or participated in several hundred reservoir engineering and economic evaluation projects covering oil, gas and geothermal properties in all parts of the world having asset values from between one million to 20 billion dollars. Early in his career he worked with the Alberta Government Energy Resources and Conversation Board (now known as the Alberta Energy Regulator or “AER”) as a Reserves Engineer assessing the Alberta oil sands, at which time he also published and co-authored a paper entitled “The Oil Sands Reserves of Alberta”. From 1992 to 2004, he was the co-founder, President and CEO of Outtrim Szabo Associates Ltd. which served petroleum companies undertaking energy developments around the world. In 2004, Outtrim Szabo Associates Ltd. was acquired by DeGolyer and MacNaughton Canada Limited (“DeGolyer”) and Mr. Outtrim became president and a director of DeGolyer until his retirement in 2012. From 2008 to 2012, the Company engaged DeGolyer to prepare the Company’s independent reserves and resources analysis reports, at which time Mr. Outtrim was providing independent consulting engineering services to the Company through DeGolyer. His career has provided him broad experience reporting to audit committees as a “qualified reserves evaluator and auditor”. He is one of a few expert members from around the world selected to sit on and serve as a technical member of the Experts Group sub-committee on the United Nations Economic Commission for Europe (“UNECE”), the United Nations Framework Classification (“UNFC”) for the standardization of petroleum reserves and resource definitions, and has recently completed a three-year term on the board of trustees of the Society of Petroleum Engineers Canadian Educational Trust Fund as trustee and treasurer. He is currently serving as director and reserves audit committee chairman of CaiTerra International Energy Corporation and currently provides reservoir engineering advisory services to Tallahassee Resources Inc. He is also the past chairman of the Petroleum Society of the Canadian Institute of Mining. Mr. Outtrim holds a Bachelors of Applied Science in Geological Engineering from the University of British Columbia and is a registered Petroleum Engineer. Mr. Outtrim completed his professional qualifications at the highest level with the Institute of Corporate Directors and attained his ICD.D designation. The Board has determined that Mr. Outtrim should serve as a director to gain from his extensive expertise in reservoir appraisals as a highly experienced petroleum engineer and qualified reserves evaluator and auditor.

Mr. David Roff has served as a director of Deep Well since April 3, 2006. Mr. Roff is the Chief Investment Officer at Globalive Capital a position he has held since April 2015. Globalive Capital is private equity and venture capital firm Mr Roff is also co-president of Brave Investment Corporation, a private consulting and investment company and has held this position since 2001. Mr. Roff’s experience working with small cap public and private companies spans more than seventeen years. Prior to that, Mr. Roff was a management consultant for Coopers & Lybrand Consulting where he advised large financial institutions, investment fund complexes and other organizations on technology and internal control strategies. Mr. Roff is a Chartered Professional Accountant with a B.A. degree from the University of Western Ontario. The Board has determined that Mr. Roff should serve as a director to gain from his significant consulting experience.

19

Mr. Curtis James Sparrow has served as director of the Company since February 6, 2004. Mr. Sparrow has also been the Chief Financial Officer, Corporate Secretary and Treasurer of Deep Well. Since the mid-1980s, Mr. Sparrow has been a self-employed management consultant specializing in the natural resource sector. Mr. Sparrow has been involved in the oil and gas industry in various capacities for over 36 years. He has held directorships and senior officer positions with junior exploration and development companies before becoming a self-employed consultant. He has also participated in the marketing side of the oil and gas industry, and was part of an acquisition team formed to assess and develop a bid for a multi-billion dollar integrated oil company. His experience also includes corporate and project management, international businesses and mining. Mr. Sparrow is a National Association of Corporate Directors (“NACD”) Governance Fellow. He has demonstrated his commitment to boardroom excellence by completing NACD’s comprehensive program of study for corporate directors. He supplements his skill sets through ongoing engagement with the director community, and access to leading practices. The NACD is the recognized authority focused on advancing exemplary board leadership and establishing leading boardroom practices. Mr. Sparrow received his Bachelor of Science Degree in Engineering and Master’s Degree in Business Administration from the University of Alberta. Mr. Sparrow is also a registered Professional Engineer. The Board has determined that Mr. Sparrow should serve as a director to gain from his significant experience in the natural resources sector.

Vote Required

Directors are elected by a plurality of the votes cast. This means that the individuals nominated for election to the Board as directors who receive the most FOR votes (among votes properly cast in person or by proxy) will be elected. Nominees do not need to receive a majority to be elected directors.

Recommendation of the Board

Our Board recommends that shareholders vote FOR the election of all the nominees to the Board as directors of the Company.

20

AUDIT COMMITTEE REPORT

The entire Board acted as the Company’s audit committee for the fiscal year ended September 30, 2014. On January 3, 2015, the Company’s Board appointed an audit committee consisting of four Board members. The following report of the Board shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically incorporates the reference in any such document. Currently the Company’s Board consists of eight directors (Mr. Said Arrata, Mr. Satya Brata Das, Mr. Pascal Nodé-Langlois, Mr. Colin P. Outtrim, Mr. David Roff, Dr. Horst A. Schmid, Mr. Curtis Sparrow and Mr. Malik Youyou). The Company’s Board reviewed and determined director independence requirements for each director nominee, as recommended by the Company’s corporate governance and nominating committee, based on the NASDAQ standards for director independence as set forth by the NASDAQ Stock Market Rule 5605(a)(2) and pursuant to Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company’s Board determined that as of June 30, 2015, the Company’s Board consisted of five independent and three non-independent directors. It was determined that Dr. Horst A. Schmid and Mr. Curtis Sparrow, who serve as directors of the Company, are not independent because they serve the Company as President and CEO and Chief Financial Officer, respectively. It was also determined that because Mr. Malik Youyou, who serves as a director and Vice Chairman of the Company, is not independent because he owns a controlling interest of the Company’s issued and outstanding common stock. The Company’s Board also determined that Mr. David Roff, who was recently appointed to serve on the Company’s audit committee, is independent and is recognized as an audit committee financial expert. Mr. Roff is a chartered professional accountant, with a B.A. degree from the University of Western Ontario, has worked as an auditor from 1995 to 1998 and is a Certified Public Accountant in good standing since 1995.

The Board acting as the Company’s audit committee reviews the Company's financial reporting process. In addition, the Board acting as our audit committee has the authority to engage public accountants to audit our annual consolidated financial statements and to determine the scope of the audit to be undertaken by such accountants.

Management has the primary responsibility for the consolidated financial statements and the reporting process to the SEC. Management performed all work relating to the preparation of the audit of the Company’s consolidated financial statements for the fiscal year ended September 30, 2014. The Company's independent registered public accounting firm, Sadler, Gibb & Associates, LLC (“Sadler Gibb”) is responsible for expressing an opinion on the conformity of the audited consolidated financial statements to generally accepted accounting principles. For the Company’s September 30, 2014 fiscal year end, Sadler Gibb reported directly to management and management reported directly to the Board. The Board reviewed and discussed with management the Company's audited consolidated financial statements for the current fiscal year ended September 30, 2014.

Management has discussed with Sadler Gibb the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

For the fiscal year ended September 30, 2014, the Board has received and reviewed the written disclosures and the letter to management from Sadler Gibb required by the PCAOB regarding Sadler Gibb’s communications with the Board concerning independence and has discussed with Sadler Gibb its independence. Management has discussed with the Board and has considered whether the provision of services by Sadler Gibb not related to the audit of the consolidated financial statements referred to above and to the reviews of the interim financial statements included in the Company's quarterly reports on Form 10-Q or annual report on Form 10-K, are compatible with maintaining Sadler Gibb’s independence.

Based on the reviews and discussions referred to above, the Board acting as the audit committee determined that the audited consolidated financial statements referred to above be accepted and included in the Annual Report on Form 10-K accompanying this Proxy Statement for the fiscal year ended September 30, 2014.

For subsequent year and quarter ends the Board delegates this responsibility to the Audit Committee.

By the Board acting as the Company’s audit committee for the fiscal year ended September 30, 2014:

/s/ Said Arrata	/s/ David Roff
Mr. Said Arrata	Mr. David Roff

/s/ Satya Brata Das	/s/ Horst A. Schmid
Mr. Satya Brata Das	Dr. Horst A. Schmid

/s/ Pascal Nodé-Langlois	/s/ Curtis J. Sparrow
Mr. Pascal Nodé-Langlois	Mr. Curtis J. Sparrow

/s/ Colin P. Outtrim (ABSTAINED)	/s/ Malik Youyou
Mr. Colin P. Outtrim	Mr. Malik Youyou
ABSTAINED, since not a member of the Board as of the year end

21

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

On November 16, 2012, the Company formally informed Madsen & Associates CPAs, Inc. of the appointment of a different auditor as the Company’s independent registered public accounting firm upon expiry of Madsen & Associates CPAs, Inc. term of appointment. The reports of Madsen & Associates CPAs, Inc. on the Company’s financial statements as of and for the years ended September 30, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. The Board participated in and approved the decision to appoint a different independent registered public accounting firm upon expiry of Madsen & Associates CPAs, Inc.’s term of appointment. This decision was formally finalized on December 11, 2012.

During the years ended September 30, 2011, and 2010, and through November 16, 2012, there were no disagreements with Madsen & Associates CPAs, Inc. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Madsen & Associates CPAs, Inc. would have caused them to make reference thereto in connection with their report on the financial statements for such years. The Company requested that Madsen & Associates CPAs, Inc. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. For further information see Form 8-K filed on December 17, 2012 and incorporated herein by reference.

On November 16, 2012, the Company engaged Sadler, Gibb & Associates, LLC (“Sadler Gibb”) as its new independent registered public accounting firm. During the years ended September 30, 2011 and 2010, and through November 16, 2012, the Company had not consulted with Sadler Gibb regarding any of the following:

i.	The application of accounting principles to a specific transaction, either completed or proposed;

ii.	The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Sadler Gibb concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

iii.	Any matter that was subject of a disagreement, as that term is defined in Item 304 of Regulation S-K.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ FEES

In the fiscal year ended September 30, 2014, the Company estimated that it will pay Collins Barrow, an independent third party, PCAOB registered, chartered accounting firm fees of Cdn$10,500 relating to the preparation of the Company’s tax returns. In the fiscal year ended September 30, 2013, the Company paid Collins Barrow, an independent third party, PCAOB registered, chartered accounting firm fees of Cdn$13,531 relating to the preparation of the Company’s tax returns. All of the Company’s quarterly financial statements for the fiscal years ended September 30, 2014 and 2013 were reviewed by Sadler Gibb and the Company’s September 30, 2014 and 2013 fiscal year ends were audited by Sadler Gibb.

The following table is a summary of the fees billed to the Company by Sadler Gibb for professional services for the fiscal years ended September 30, 2014 and September 30, 2013:

Fee Category	Fiscal 2014 Fees	Fiscal 2013 Fees

Audit Fees	$30,500	$29,500
Audit Related Fees	–	–
Tax Fees	–	–
All Other Fees	–	–
Total Fees	$30,500	$29,500

Audit Fees

Audit fees consist of fees for services provided by Sadler Gibb for the audit of the Company’s annual consolidated financial statements included in its Annual Report for the fiscal years ended September 30, 2014 and 2013. Audit fees also include fees for services provided by Sadler Gibb for the review of the Company’s quarterly consolidated financial statements included in the Company’s quarterly filings on Form 10-Q for the periods ending December 31, 2013, March 31, 2014 and June 30, 2014. Audit fees also include fees for services provided by Sadler Gibb for the review of the Company’s quarterly consolidated financial statements included in our quarterly filings on Form 10-Q for the periods ending December 31, 2012, March 31, 2013 and June 30, 2013.

22

Audit Committee Pre-Approval Policies and Procedures

The Company’s recently appointed audit committee is responsible for appointing, setting the compensation and overseeing the work of the independent auditor. The Company’s audit committee pre-approves all audit and non-audit services provided by the Company’s independent auditor.

Because the Board only recently appointed an audit committee and adopted an audit committee charter, the Board as a whole pre-approved all audit and non-audit services provided by Sadler Gibb for the fiscal year ended September 30, 2014. Further the Board considered the nature and amount of the fees billed by Sadler Gibb, and believes that the provision of the services for activities unrelated to the audit of our September 30, 2014 financial statements is compatible with maintaining the independence of Sadler Gibb.

23

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

THE FISCAL YEAR ENDING SEPTEMBER 30, 2015

General

The Company’s Board has appointed Sadler Gibb, as recommended by the Company’s audit committee, to be the Company’s independent registered public accounting firm, to audit the Company’s consolidated financial statements for the year ending September 30, 2015. The Company is asking the shareholders to ratify the appointment of Sadler Gibb to serve as the Company’s independent registered public accounting firm for the year ending September 30, 2015.

In the event shareholders fail to ratify the appointment, the Board, as recommended by the Company’s audit committee, may reconsider this appointment. Even if the appointment is ratified, the Board under the recommendation of the Company’s audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in the Company’s and the Company’s shareholders’ best interests.

The Board, as recommended by the Company’s audit committee, has approved all services provided by Sadler Gibb.

Vote Required

To be approved by the shareholders, this proposal must receive the affirmative FOR vote of a majority of the votes cast on this proposal at the Annual Meeting.

Recommendation of the Board

The Company’s Board recommends that shareholders vote FOR this proposal to ratify the appointment of Sadler Gibb as the Company’s independent registered public accounting firm for the year ending September 30, 2015.

24

SHAREHOLDER PROPOSALS FOR THE COMPANY’S NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS

In accordance with SEC rules, all proposals of shareholders that are requested to be included in the Company’s Proxy Statement for the annual meeting of shareholders for fiscal year 2015 must be received by the Company not less than 120 days before the one-year anniversary of the mailing date of the Company’s Proxy Materials last sent to its shareholders.

In accordance with the Company’s by-laws, any shareholder proposals to be presented at the Annual Meeting of Shareholders for fiscal year 2015 (including the inclusion of shareholder director nominees) must be given in writing to the Company, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), and received at the Company’s principal executive office, located at Suite 700, 10150 – 100 Street NW, Edmonton, Alberta, T5J 0P6, no later than April 15, 2016, which is 120 days prior to the one-year anniversary of the mailing date of this proxy statement, will be considered timely. Any proposal submitted after April 15, 2016 will be considered not timely received by the Company. Any such proposal must comply with the rules pursuant to Rule 14a-8 under the Exchange Act and in accordance with the Company’s by-laws. Copies of the by-laws are available by writing to the Company at the mailing address above or downloading them as previously filed with the SEC on Form 8-K.

Shareholder proposals must be in writing and should be addressed to the company’s mailing address set forth below. It is recommended that shareholders submitting proposals direct them to our Corporate Secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our by-laws and conditions established by the SEC.

OTHER INFORMATION

Mailing Address

The mailing address of our principal executive office is, Suite 700, 10150 – 100 Street, Edmonton, Alberta T5J 0P6, Canada.

Important Notice Regarding the Availability of Proxy Materials

The Notice of Meeting, Proxy Statement, Annual Report on Form 10-K and Proxy Card to shareholders are available at www.mtrco.com or the direct URL at www.mtrcoproxy.com/deepwell or the Company website at www.deepwelloil.com or www.DWOG.com.

Multiple Shareholders Who Share the Same Address

The Company has not adopted a procedure that permits it to send one envelope with individual copies of the Company’s proxy materials to multiple shareholders who share the same address at this time. Only one Annual Report on Form 10-K, Proxy Statement, or Notice of Internet Availability of Proxy Materials, as applicable, is being delivered to multiply security holders sharing an address unless we have received contrary instructions from one or more of the shareholders.

In the event that a shareholder wishes to receive a separate copy of the Company's 2014 Annual Report on Form 10-K, or any of this year's or future proxy materials or Annual Reports on Form 10-K, the shareholder may request separate copies by calling toll-free 1-888-645-7263 or by sending an email to the Company at info@deepwelloil.com with "Proxy Materials Deep Well Oil & Gas, Inc." in the subject line, or by downloading a copy from our Internet website at www.deepwelloil.com or www.DWOG.com or by sending a written request to our mailing address at Suite 700, 10150 – 100 Street, Edmonton, Alberta T5J 0P6, Canada. Shareholders sharing an address can request delivery of a single copy of the proxy materials if they are receiving multiple copies of the proxy materials via the same methods. Please note that each shareholder should receive a separate proxy card or Notice of Internet Availability of Proxy Materials, as applicable, to vote the shares they own.

Proxy Solicitation

The Company will bear the cost of solicitation of proxies. Proxies may be solicited by mail or personally by our directors, officers or regular employees, none of whom will receive additional compensation. The Company has also retained Manhattan Transfer Registrar Company to assist in the solicitation of proxies at an estimated cost of $2,000 plus reasonable expenses. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares of common stock, held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses they incur in connection with forwarding the solicitation material.

No director has informed the Company of his opposition to any matter to be acted upon.

25

QUESTIONS AND ANSWERS ABOUT THE

ANNUAL MEETING OF DEEP WELL OIL & GAS, INC.

Who is soliciting my vote?

Our Board is soliciting your vote at the Annual Meeting.

Who may vote?

The Board set August 7, 2015 as the Record Date for the Annual Meeting. You may vote if you owned Deep Well Oil and Gas, Inc. common stock at the close of business on August 7, 2015.

What is the purpose of the Annual Meeting?

You will be voting on two proposals:

●	The election of eight nominees to serve as directors; and
●	To ratify the appointment of Sadler, Gibb & Associates, LLC as our independent registered public accounting firm for the fiscal year ending September 30, 2015;

What are the Board’s recommendations?

The Board recommends a vote:

●	FOR the election of the eight nominees for director of the Company.
●	FOR the approval of the ratification of the appointment of Sadler, Gibb & Associates, LLC as our independent registered public accounting firm for the fiscal year ending September 30, 2015.

How many votes do I have?

You will have one vote for each share of common stock you owned at the close of business on the Record Date, provided those shares are either held directly in your name as the Registered Shareholder or were held for you as the Street Shareholder through a broker, bank or other nominee.

Is cumulative voting permitted for the election of directors?

No. You may not cumulate your votes for the election of directors.

Are there dissenters’ rights?

Dissenters' rights are not applicable to any of the matters being voted upon.

What is the difference between a Registered Shareholder (or Shareholder of Record) and a Street Shareholder of the Company’s common stock?

Most of our shareholders hold their shares through a stockbroker, bank or other nominee, rather than directly in their own name. As summarized below, there are some distinctions between shares held as a shareholder of record and those beneficially owned.

Registered Shareholder (or Shareholder of Record)

If your shares of the Company’s common stock are registered directly in your name with our transfer agent, Manhattan Transfer Registrar Company, you are considered with respect to those shares as the Registered Shareholder, and the Notice of meeting was sent directly to you by our Transfer Agent. As a Registered Shareholder, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting. We have enclosed a proxy card with this Proxy Statement for you to use.

Street Shareholders (or Beneficial Owner of shares held in “street name”)

If your shares of the Company’s common stock are held in a stock brokerage account or by a bank or other nominee, you are considered as a Street Shareholder, and the Notice of meeting was sent from Broadridge to your broker and was then forwarded to you from your broker or nominee who is considered, with respect to those shares, the Registered Shareholder. As the Street Shareholder, you have the right to direct your broker or nominee how to vote and are also invited to attend the Annual Meeting. However, since you are not the Registered Shareholder, you may not vote these shares in person at the Annual Meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

How do I vote?

You may immediately vote your proxy on the Internet. Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. MT on September 28, 2015. We encourage you to access and review all of the important information contained in our Proxy Materials before voting your shares which are available free of charge from Manhattan Transfer Registrar Company’s website at: www.mtrco.com or the direct URL at www.mtrcoproxy.com/deepwell or the Company’s website at www.deepwelloil.com or www.DWOG.com.

26

Voting Instructions for Registered Shareholder (or Shareholder of Record)

If your shares of our Company’s common stock are registered directly in your name with our transfer agent, Manhattan Transfer Registrar Company, you are considered with respect to those shares, the Registered Shareholder, and this NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL (Notice and Access Card) is being sent directly to you by our Transfer Agent. Please vote your proxy promptly, by mail or on-line via the Internet, or by phone, or vote in person at the Annual Meeting as follows:

By Mail:

You may submit your proxy vote by mail by signing and voting on the Proxy Card and mailing it to:

Manhattan Transfer Registrar Company

531 Cardens Court

Erie, CO 80516

By voting on-line via the internet:

Vote on-line via the Internet at www.mtrcoproxy.com/deepwell and follow the instructions provided or go to www.mtrco.com and under “Annual Meeting and Proxy Vote” select “Deep Well Oil & Gas” and follow the instructions provided. You will need your personal identifier located above your name and address on your Notice and Access Card to vote on-line. Please click the Proxy Card (on-line) link. Complete your ballet completely and click on “Submit Proxy Vote”. You can choose to receive an email confirmation that your vote has been received by entering your email address. You may change your vote at any time up until the date of the meeting or by attending the Annual Meeting.

By voting by phone:

To cast your proxy vote by phone call (877) 645-8691. Please have your Notice and Access Card available as we will need your personal identifier located above your name on the Notice and Access Card.

In person at the Annual Meeting:

If you are a Registered Shareholder of common stock of our Company (that is, if you are registered on the books of our transfer agent), you may vote your shares in person at the Annual Meeting.

Voting Instructions for Street Shareholders (or Beneficial Owner of shares held in “street name”)

If your shares of our Company’s common stock are held in a stock brokerage account or by a bank or other nominee, you are considered the Street Shareholder, and a different NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL was sent from Broadridge to your broker, bank or other nominee and was then forwarded to you from your broker, bank or nominee who is considered, with respect to those shares, the Registered Shareholder. Please mail your proxy promptly, or you may vote on-line via the Internet, or vote in person at the Annual Meeting as follows:

By Mail:

Follow the instructions on the Notice you received from Broadridge. You can vote by mail by requesting a paper copy of the Proxy Materials, which will include a voting instruction form.

By voting on-line via the Internet:

Vote on-line via the Internet at www.proxyvote.com and following the instructions on the Broadridge Notice of meeting you received in the mail. You will require the information printed on the Notice you received from Broadridge to vote over the Internet.

In person at the Annual Meeting:

Since a Street Shareholder is not the Registered Shareholder, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” giving you the right to vote the shares at the General Meeting. If a Street Shareholder wishes to vote in person at the Annual Meeting, he/she must follow the instructions at www.proxyvote.com and request a “legal proxy”.

For Assistance on Voting Instructions –

Please call our transfer agent at (877) 645-8691

27

Can I change or revoke my vote after I return my proxy card?

If you are a Registered Shareholder, you may change your vote or revoke your proxy at any time before your shares are voted at the Annual Meeting by:

●	sending us a proxy card dated later than your last vote; or
●	notifying the Corporate Secretary of Deep Well Oil & Gas, Inc. in writing; or
●	voting in person at the Annual Meeting.

If you revoke your proxy in writing, you must indicate the certificate number and the number of shares to which such revocation relates and the aggregate number of shares represented by such certificate(s). The written notification revoking your proxy or a later-dated signed proxy card changing your vote must arrive before the annual meeting takes place in order to be acknowledged and reflected in the vote.

If you are a Street Shareholder of the Company’s common stock and you instructed a broker or other nominee to vote your shares, you must follow your broker’s directions for changing those instructions.

Who can attend the Annual Meeting?

All shareholders as of the Record Date, or their duly appointed proxies, may attend.

What do I need to bring to the Annual Meeting and when should I arrive?

In order to be admitted to the Annual Meeting, a shareholder must present proof of ownership of our common stock on the Record Date. If your shares are held in the name of a bank, broker or other holder of record, a brokerage statement or letter from a bank or broker is an example of proof of ownership. Any holder of a proxy from a shareholder must present the proxy card, properly executed, to be admitted. Shareholders and proxy holders must also present a form of photo identification such as a driver’s license or passport.

How many votes can be cast by all shareholders?

Each share of our common stock is entitled to one vote. There is no cumulative voting. We had 229,374,605 shares of common stock outstanding and entitled to vote on the Record Date.

How many votes must be present to hold the Annual Meeting?

Under our by-laws, a majority of the outstanding shares of our common stock as of the Record Date must be present in person or represented by proxy, constituting a quorum. If you vote by returning your proxy card, you will be considered part of the quorum. The inspector of election will treat shares represented by a properly executed proxy as present at the meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum. A broker non-vote occurs when a nominee holding shares for a Street Shareholder submits a proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power for that item and has not received instructions from the Street Shareholder.

How can I obtain a copy of the Proxy Materials?

Shareholders may obtain all Proxy Materials without charge by contacting Deep Well Oil & Gas, Inc. at 780-409-8144 or you may download a copy of our Proxy Materials from our website at www.deepwelloil.com or www.DWOG.com.

WHO CAN HELP ANSWER YOUR QUESTIONS

If you have any questions about any of the proposals to be presented at the Annual Meeting or how to vote, or if you need additional copies of this Proxy Statement or voting instructions, you should contact our Corporate Secretary, Mr. Curtis Sparrow:

Deep Well Oil & Gas, Inc.

Suite 700, 10150 – 100 Street

Edmonton, Alberta T5J 0P6

www.deepwelloil.com or www.DWOG.com

Email: info@deepwelloil.com

Telephone: 780-409-8144

Attention: Mr. Curtis Sparrow

28

DEEP WELL OIL & GAS, INC.

Annual General Meeting of Shareholders

September 29, 2015

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned Shareholder hereby acknowledges receipt of the Notice of Meeting and Proxy Statement of Deep Well Oil & Gas, Inc. in connection with our Annual General Meeting of Shareholders to be held on September 29, 2015. The undersigned also hereby cast(s), as indicated below, all of the votes to which entitled as Shareholder(s) at the close of business on August 7, 2015, or the undersigned hereby appoints Dr. Horst A. Schmid and Mr. Curtis Sparrow or instead of either of them ____________________________________________ with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote all the shares of Deep Well Oil & Gas, Inc. common stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual General Meeting of Shareholders of the Company to be held September 29, 2015 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

The Board of Directors recommends that you vote FOR items 1 and 2.

1.	ELECTION OF DIRECTORS

Nominees for term ending upon the next Annual General Meeting of Shareholders:

Mr. Said Arrata	Mr. David Roff
Mr. Satya Brata Das	Dr. Horst A. Schmid
Mr. Pascal Nodé-Langlois	Mr. Curtis James Sparrow
Mr. Colin P. Outtrim	Mr. Malik Youyou

(Mark only one box)

☐	FOR all nominees listed above.
☐	FOR, except vote withheld from the following Nominee(s): or

☐	WITHHELD from all nominees.

2.	RATIFICATION OF APPOINTMENT OF SADLER, GIBB & ASSOCIATES, LLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTNG FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2015.

(Mark only one box)                   FOR ☐                   AGAINST ☐                   ABSTAIN ☐

PLEASE SIGN BELOW!
Joint owners should each sign. When signing	Number of Shares held
as proxy (attach evidence of authority),
executor, administrator, trustee or guardian,
please give full title as such.	Print name(s) in which shares are held

Signature of Shareholder	Signature of Shareholder

29

APPENDIX “A”

THE COMPANY NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

IMPORTANT SHAREHOLDER MEETING INFORMATION

DEEP WELL OIL & GAS, INC.

Suite 700, 10150 – 100 Street, Edmonton, Alberta T5J 0P6, Canada

Telephone: (780) 409-8144 Fax: (780) 409-8146

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS OF DEEP WELL OIL & GAS, INC., A NEVADA CORPORATION (THE “COMPANY”), TO BE HELD ON SEPTEMBER 29, 2015.

NOTICE IS HEREBY GIVEN THAT AN ANNUAL GENERAL MEETING OF THE SHAREHOLDERS (the “Annual Meeting”) of the Company, is to be held on Wednesday, September 29, 2015 at 2:00 p.m., Mountain Time (“MT”), at the Westin Hotel, in the Leduc Room located at 10135 - 100 Street NW, Edmonton, Alberta, T5J 0N7, Canada. You may obtain directions to the Annual Meeting by calling toll free 1-888-645-7263.

THIS IS NOT A FORM FOR VOTING

This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet. The U.S. Securities and Exchange Commission rules permit us to make our Proxy Materials available to our shareholders via the Internet. We encourage you to access and review the Proxy Materials before voting. The Proxy Materials (Notice of Meeting, Proxy Statement, Annual Report on Form 10-K and Proxy Card) are available to download for free at www.mtrco.com or the direct URL at www.mtrcoproxy.com/deepwell or on the Company’s website at www.deepwelloil.com.

If you want to receive a paper copy or an email of the Proxy Materials for this Annual Meeting and all future meetings, you must request a copy by either calling toll free 1-888-645-7263, or emailing info@deepwelloil.com or downloading a copy at www.mtrco.com or the direct URL at www.mtrcoproxy.com/deepwell or www.deepwelloil.com. There is no charge to you for requesting a copy. Please make your request for a copy as instructed in this notice on or before September 1, 2015 to facilitate timely delivery. You will not otherwise receive a paper or email copy of these documents.

Matters intended to be acted upon at the Annual Meeting of Shareholders

The Board of Directors of the Company recommends that you vote FOR the following proposals:

1.	To re-elect the eight current directors to serve as the Company’s Board of Directors until the next annual meeting of shareholders.

2.	To ratify the appointment of Sadler, Gibb & Associates, LLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2015.

LABEL HERE	PROXY VOTING INSTRUCTIONS See the back of this “Notice and Access Card” for voting instructions

30

HOW TO VOTE

You may immediately vote your proxy on the Internet. Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. MT on September 28, 2015. We encourage you to access and review all of the important information contained in our Proxy Materials before voting your shares which are available free of charge from Manhattan Transfer Registrar Company’s website at: www.mtrco.com or the direct URL at www.mtrcoproxy.com/deepwell or the Company’s website at www.deepwelloil.com.

Voting Instructions for Registered Shareholder (or Shareholder of Record)

If your shares of our Company’s common stock are registered directly in your name with our transfer agent, Manhattan Transfer Registrar Company, you are considered with respect to those shares, the Registered Shareholder, and this NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL (Notice and Access Card) is being sent directly to you by our Transfer Agent. Please vote promptly, by mail, or on-line via the Internet, or by phone, or vote in person at the Annual Meeting as follows:

By Mail:

You may submit your proxy vote by mail by signing and voting on the Proxy Card and mailing it to:

Manhattan Transfer Registrar Company

531 Cardens Court

Erie, CO 80516

By voting on-line via the internet:

Vote on-line via the Internet at www.mtrcoproxy.com/deepwell and follow the instructions provided or go to www.mtrco.com and under “Annual Meeting and Proxy Vote” select “Deep Well Oil & Gas” and follow the instructions provided. You will need your personal identifier located above your name and address on your Notice and Access Card to vote on-line. Please click the Proxy Card (on-line) link. Complete your ballet completely and click on “Submit Proxy Vote”. You can choose to receive an email confirmation that your vote has been received by entering your email address. You may change your vote at any time up until the date of the meeting or by attending the Annual Meeting.

By voting by phone:

To cast your proxy vote by phone call (877) 645-8691. Please have your Notice and Access Card available as we will need your personal identifier located above your name on the Notice and Access Card.

In person at the Annual Meeting:

If you are a Registered Shareholder of common stock of our Company (that is, if you are registered on the books of our transfer agent), you may vote your shares in person at the Annual Meeting.

Voting Instructions for Street Shareholders (or Beneficial Owner of shares held in “street name”)

If your shares of our Company’s common stock are held in a stock brokerage account or by a bank or other nominee, you are considered the Street Shareholder, and a different NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL was sent from Broadridge to your broker, bank or other nominee and was then forwarded to you from your broker, bank or nominee who is considered, with respect to those shares, the Registered Shareholder. Please mail your proxy promptly, or you may vote on-line via the Internet, or vote in person at the Annual Meeting as follows:

By Mail:

Follow the instructions on the Notice you received from Broadridge. You can vote by mail by requesting a paper copy of the Proxy Materials, which will include a voting instruction form.

By voting on-line via the Internet:

Vote on-line via the Internet at www.proxyvote.com and following the instructions on the Broadridge Notice of meeting you received in the mail. You will require the information printed on the Notice you received from Broadridge to vote over the Internet.

In person at the Annual Meeting:

Since a Street Shareholder is not the Registered Shareholder, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” giving you the right to vote the shares at the Annual Meeting. If a Street Shareholder wishes to vote in person at the Annual Meeting, he/she must follow the instructions at www.proxyvote.com and request a “legal proxy”.

For Assistance on Voting Instructions - Please call - (877) 645-8691

31

APPENDIX “B”

BROADRIDGE SAMPLE OF NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

*** Exercise Your *Right* to Vote ***

DEEP WELL OIL & GAS INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: August 07, 2015
Date: September 29, 2015 **Time:** 2:00 PM MDT
Location: Westin Hotel
Leduc Room
10135-100 Street NW
Edmonton, Alberta
Canada T5J 0N7

BARCODE

BROKER LOGO HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
12
15

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
\# of # Sequence #

0000254436_1 R1.0.0.51160

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Form 10-K 2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET:* www.proxyvote.com
2) *BY TELEPHONE:* 1-800-579-1639
3) *BY E-MAIL*:* sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 15, 2015 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy.*" To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Internal Use Only

0000254436_2 R1.0.0.51160

32

Voting items

1. Election of Directors

Nominees

01 Mr Said Arrata 02 Mr Satya Brata Das 03 Mr Pascal Node-Langlois 04 Mr Colin P. Outtrim 05 Mr David Roff
06 Dr Horst A. Schmid 07 Mr Curtis James Sparrow 08 Mr Malik Youyou

The Board of Directors recommends you vote FOR the following proposal(s):

0000254436_3 R1.0.0.51160

BARCODE

→ 0000 0000 0000 0000

Broadridge Internal Use Only
xxxxxxxxxx
xxxxxxxxxx
Cusip
Job #
Envelope #
Sequence #
of # Sequence

Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

0000254436_4 R1.0.0.51160

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
of # Sequence

33